As filed with the Securities and Exchange Commission on December 29, 2010

File No. 333-170797

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
 REGISTRATION STATEMENT
UNDER THE
SECURITIES ACT OF 1933

☐     Pre-Effective Amendment No. __

☒   Post-Effective Amendment No. 1

Westcore Trust
 (Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100
Denver, CO 80203
(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (303) 623-2577

Paul F. Leone

Secretary

1290 Broadway, Suite 1100
Denver, CO 80203
(Name and Address of Agent for Service)

Copies to:

Peter H. Schwartz, Esquire
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202

This Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of Westcore Trust previously filed with the Securities and Exchange Commission on November 23, 2010 (the “Registration Statement”) is being filed to: (i) include amendments responsive to Staff comments received on December 16, 2010, December 22, 2010 and December 23, 2010, including, among others, changes to the pro forma financial statements and capitalization table of the Registration Statement, and (ii) add Exhibit 6(f) and Exhibit 17(b), and to update Exhibit 14 and Exhibit 17(a) to Part C of the Registration Statement.

It is proposed that this Post-Effective Amendment No. 1 shall become effective immediately upon filing pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

BLUE CHIP VALUE FUND, INC.

1225 17th Street, 26th Floor

Denver, Colorado 80202

A Message from the Fund’s President

December 29, 2010

Dear Stockholders,

I am writing to ask for your vote on an important matter that affects your investment in the Blue Chip Value Fund, Inc. (the “Blue Chip Value Fund” or “Fund”) at a special meeting of stockholders to be held on or about February 8, 2011.

You are being asked to vote on an important matter:  The approval of a proposed reorganization of the Blue Chip Value Fund into the Westcore Blue Chip Fund, an open-end investment company which is part of the Westcore family of Funds.  In the reorganization, your Blue Chip Value Fund shares would, in effect, be exchanged, on a tax-free basis, for Retail Class shares of the Westcore Blue Chip Fund with an equal aggregate net asset value.  The proposed reorganization offers Blue Chip Value Fund stockholders an opportunity to transfer their investment on a tax-free basis into an open-end mutual fund managed in a substantially similar manner by Denver Investments, the same investment adviser that currently manages the Blue Chip Value Fund.  Completion of the reorganization would allow existing stockholders of the Blue Chip Value Fund to choose between remaining invested in an open-end mutual fund with a similar strategy or redeeming their shares at the net asset value (“NAV”), subject to a 2% redemption fee if a redemption is requested within 90 days following the consummation of the reorganization.  As shareholders of the Westcore Blue Chip Fund, you would also be able to exchange Westcore Blue Chip Fund shares for shares of other funds in the Westcore Funds complex, subject to the aforementioned redemption fee.  You may wish to visit www.westcore.com to obtain additional information regarding Westcore Funds. We expect that the proposed reorganization, if approved by stockholders, will take effect during the first quarter of 2011.  If stockholders of the Blue Chip Value Fund do not approve the reorganization, the Fund would continue to operate as a closed-end fund and its shares would continue to trade on the New York Stock Exchange at prices that may reflect a discount from NAV, and the Fund’s Board of Directors will consider what further action may be appropriate.

The Blue Chip Value Fund’s Board of Directors has unanimously approved the proposed reorganization.

The Board of Directors recommends that you vote “FOR” this proposal.  Proposal details are included in the enclosed Proxy Statement/Prospectus, which also provides answers to questions about the proposal, the voting process and the stockholder meeting.

Whether or not you plan to attend the stockholder meeting in person, your vote is needed. Please review the enclosed Proxy Statement/Prospectus thoroughly and promptly cast your vote. Your quick response will help ensure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. It is important that your vote be received by no later than the time of the Special Meeting scheduled for February 8, 2011.

You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the postage paid envelope provided. You may also vote by either telephone or via the Internet as follows:

	To vote by Telephone:		To vote by Internet:
1)	Read the Proxy Statement and have your proxy card at hand.	1)	Read the Proxy Statement and have your proxy card at hand.

2)	Call the 1-800 number that appears on your proxy card	2)	Go to the website address printed on your proxy card

3)	Enter the control number set forth on the proxy card and follow the simple instructions.	3)	Enter the control number set forth on the proxy card and follow the simple instructions

Voting via the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated.  Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs.  .

Please do not return the enclosed proxy card if you are voting via the Internet or by telephone.  If you are a registered stockholder and wish to attend the Special Meeting and vote your shares in person at that time, you will still be able to do so.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings or make voting decisions by telephone or Internet for those accounts. We have provided pre-addressed return envelopes for each, which require no postage if mailed in the United States.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposals, or to quickly vote your shares, please call Okapi Partners, our proxy solicitor, toll-free at 877-259-6290. Thank you for your continued investment in the Fund.

Sincerely,

Todger Anderson
President

BLUE CHIP VALUE FUND, INC.

1225 17th Street, 26th Floor

Denver, Colorado 80202

NOTICE OF SPECIAL STOCKHOLDER MEETING
AND
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

To be held on February 8, 2011

Dear Stockholder:

Notice is hereby given that a Special Meeting of Stockholders of Blue Chip Value Fund, Inc. (the “Fund”) will be held at the offices of the Fund, 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, on February 8, 2011 at 10:00 AM (Mountain time).

The Special Meeting is being held to consider and vote upon the following proposal:

1.  Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Blue Chip Value Fund, Inc. (the “Closed-End Fund”) to the Westcore Blue Chip Fund (the “Open-End Fund”), a series of Westcore Trust, in exchange for Retail Class shares of the Open-End Fund and the assumption by the Open-End Fund of all liabilities of the Closed-End Fund, and the distribution of such shares to the stockholders of the Closed-End Fund in complete liquidation and termination and ultimate dissolution of the Closed-End Fund.

The close of business on November 19, 2010 has been set as the record date for determining the stockholders of the Closed-End Fund entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the reorganization is not obtained at the Special Meeting, the meeting may be adjourned on one or more occasions in the discretion of the chairman to permit such further solicitation of proxies as may be deemed necessary or advisable.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting To Be Held on February 8, 2011

We encourage you to access and review the proxy materials before voting. You may request an additional paper or an email copy of the proxy materials accompanying this mailing.  There is no charge to you for requesting a copy.

You may request an additional copy of the Proxy Statement/Prospectus, the Fund’s annual report to stockholders and/or a form of proxy by calling 1-877-259-6290, by emailing info@okapipartners.com, or by accessing www.blu.com.  You may also obtain directions on how to attend the Special Meeting by calling 1-877-259-6290.

By order of the Board of Directors,

Nancy P. O’Hara Secretary, Blue Chip Value Fund, Inc. December 29, 2010

BLUE CHIP VALUE FUND, INC.

December 29, 2010

QUESTIONS & ANSWERS REGARDING THE SPECIAL MEETING OF STOCKHOLDERS

Question 1.            Why did you send me this combined proxy statement/prospectus (the “Proxy Statement”)?

Answer:                 This Proxy Statement was sent to you because you own shares, either directly or beneficially, of Blue Chip Value Fund, Inc.  (the “Blue Chip Value Fund” or the “Fund”) as of November 19, 2010, which is the record date for determining the stockholders of the Fund entitled to notice of and to vote at the Special Meeting and any postponements or adjournments thereof. The Board of Directors (the “Board”) of the Fund urges you to review the information contained in this booklet before voting on the proposal that will be presented at the Special Meeting (the “Proposal”).

Question 2.            What is happening?

Answer:                 The Fund’s investment adviser, Denver Investments (the “Adviser”) has recommended, and the Board has approved, a proposal to reorganize the Blue Chip Value Fund into the Westcore Blue Chip Fund, a series of Westcore Trust (together with the Blue Chip Value Fund, the “Funds”).

Question 3.            What issues am I being asked to vote on?

Answer:                 You are being asked to vote on a proposal to reorganize the Blue Chip Value Fund into the Westcore Blue Chip Fund (the “Reorganization”).  Upon the completion of the Reorganization, the Blue Chip Value Fund will distribute shares of the Westcore Blue Chip Fund pro rata to stockholders, who will then become shareholders of the Westcore Blue Chip Fund.  The proposal must be approved by stockholders of the Blue Chip Value Fund for the Reorganization to be completed.

Question 4.            How does the Board recommend I vote?

Answer:                 The  Board,  including all of the Directors who are not  “interested persons”  (as defined in the  Investment  Company Act of 1940,  as amended  (the “1940 Act”)) (the  “Independent  Directors”),  have  unanimously  recommended  that stockholders vote FOR the Proposal.  If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendation of the Board.

Question 5.            Why has the Reorganization been proposed for the Fund?

Answer:             The Adviser has advised the Board that it believes that the proposed Reorganization is in the best interests of the Blue Chip Value Fund, in light of the Fund’s similarity to the Westcore Blue Chip Fund and other factors set forth below.  Reorganization into the Westcore Blue Chip Fund would allow stockholders of the Fund the option of remaining invested in a strategy substantially similar to that currently being employed by the Fund, purchasing additional shares of the Westcore Blue Chip Fund at net asset value (“NAV”) or redeeming their shares at NAV, subject to a 2% redemption fee if a redemption is requested within 90 days following the completion of the Reorganization.  As shareholders of the Westcore Blue Chip Fund, existing stockholders of the Blue Chip Value Fund would also be able to exchange Westcore Blue Chip Fund shares for shares of other funds in the Westcore Funds complex, subject to the aforementioned redemption fee.  In determining to recommend that stockholders of the Blue Chip Value Fund approve the Reorganization, the Board considered, among others, the following factors:

Continuity of Management.  The Reorganization would allow stockholders of the Blue Chip Value Fund to continue investing in a mutual fund managed by the same portfolio management team at the Adviser, which is the investment adviser for both Funds.

NAV Liquidity.  Shares of the Westcore Blue Chip Fund do not trade on an exchange, so they are valued at their NAV and are not subject to trading discounts or premiums.  The Blue Chip Value Fund has generally traded at a discount, with few exceptions, since December 1, 2007.  Stockholders who receive Retail Class shares of the Westcore Blue Chip Fund in the Reorganization would be able to purchase additional shares directly from the Westcore Blue Chip Fund at NAV without paying brokerage commissions, exchange their shares for shares of other funds in the Westcore complex or redeem their shares at NAV, subject to the Westcore Blue Chip Fund’s current 2% redemption fee for shares exchanged or redeemed within 90 days following consummation of the Reorganization.

Similar Investment Objective.  Both Funds’ investment objectives are substantially similar, and are currently managed with substantially similar investment policies and strategies.

Similar Investment Portfolio.  The proposed Reorganization offers stockholders of the Blue Chip Value Fund an opportunity to maintain their investment in a substantially similar portfolio managed by the same portfolio management team.

Similar Expenses.  The proposed Reorganization offers stockholders of the Blue Chip Value Fund an opportunity to maintain their investment in a fund with a similar level of expenses.

Tax-free Reorganization.  For U.S. federal income tax purposes, the Reorganization is expected to be tax-free.

Activist Efforts and Related Costs.  The Westcore Blue Chip Fund is less likely to be the target of activist efforts, which for the Blue Chip Value Fund could create a significant expense.

Question 6.            How will the Reorganization affect me?

Answer:                 If the Reorganization is approved, the Blue Chip Value Fund will be reorganized with and into the Westcore Blue Chip Fund.  The Blue Chip Value Fund’s assets and liabilities will be combined with the assets and liabilities of the Westcore Blue Chip Fund, and stockholders of the Blue Chip Value Fund will become shareholders of the Westcore Blue Chip Fund.  As soon as practicable after the completion of the Reorganization, the Blue Chip Value Fund will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased operations as an investment company.

Your investment in the Blue Chip Value Fund will, in effect, be exchanged on what is expected to be a U.S. federal income tax-free basis for an investment in the Westcore Blue Chip Fund, with an aggregate net asset value as of the Valuation Date (as such term is defined the Agreement and Plan of Reorganization) equal to the aggregate net asset value of your investment in the Blue Chip Value Fund.  The number of Westcore Blue Chip Fund Shares to be issued (including fractional shares, if any) in exchange for the Blue Chip Value Fund’s net assets will be determined by dividing the aggregate value of the Blue Chip Value Fund’s net assets by the net asset value per Westcore Blue Chip Fund Share, each determined as of the Valuation Date.  The Blue Chip Value Fund’s net asset value can be expected to vary from its market value on the Valuation Date.  As a shareholder of the Westcore Blue Chip Fund, you will have the ability to redeem your shares for their current net asset value at any time, subject to a redemption fee of 2% during the 90-day period following the completion of the Reorganization.

Question 7.            What are the differences between open-end investment companies and closed-end investment companies?

Answer:                 Closed-end investment companies, like the Fund, generally do not redeem their outstanding shares or engage in the continuous sale of new shares. Thus, stockholders wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer in securities markets and pay or receive the prevailing market price, which may be more (a premium) or less (a discount) than the net asset value of the closed-end fund’s shares. The Blue Chip Value Fund has generally traded at a discount with few exceptions since December 1, 2007.

Open-end investment companies issue shares that can be redeemed or sold back to the fund generally at the shares’ net asset value (less any redemption fee or contingent deferred sales charge).  Moreover, open-end funds issue new shares at the shares’ offering price which is net asset value per share plus any sales charge. Since open-end funds must be ready to redeem their shares on a daily basis, open-end funds may not be as fully invested closed-end funds, which may affect performance.

Closed-end funds have, under the 1940 Act, more flexibility to borrow than open-end funds, which results in closed-end funds being able to engage in leverage.  Closed-end funds may also issue “senior securities” (i.e., debt and preferred stock) unlike open-end funds.   Closed-end funds, unlike open-end funds, may include anti-takeover provisions that are intended to have the effect of limiting the ability of other entities or persons to acquire control of the closed-end fund or to change the composition of its board of directors.  An open-end fund (other than a money market fund) is limited to investing no more than 15% of its net assets in illiquid securities, which are generally securities that do not have an active trading market, while closed-end funds are not restricted in their ability to invest in illiquid securities.

Question 8.            Will the investment objective or investment policies change as a result of the Reorganization?

Answer:                 The Westcore Blue Chip Fund’s investment objective and investment policies are substantially similar to those of the Blue Chip Value Fund, except for the Blue Chip Value Fund’s ability to utilize leverage.  In July, 2010, the Adviser reduced the Fund’s leverage to zero.  The Blue Chip Value Fund’s investment objective is to seek a high level of total return through capital appreciation and current income consistent with investment primarily in a diversified portfolio of common stocks.  The Westcore Blue Chip Fund’s investment objective is to achieve long-term total return by investing primarily in common stocks of large, well-established companies whose stocks appear to be undervalued.  Both Funds will invest, under normal circumstances, at least 80% of the value of their net assets in large companies, such as those included in, or similar in size to those included in, the Standard & Poor’s 500 Composite Stock Price Index.  Both Funds are diversified.  The Westcore Blue Chip Fund has no present intention to change its investment objective.  The Westcore Blue Chip Fund’s investment objective may be changed by the Board of Trustees of the Westcore Trust without the approval of shareholders.  Furthermore, the Westcore Blue Chip Fund must notify shareholders with written notice sixty (60) days prior to any change in its investment policy.

Question 9.            Will I have to pay U.S. federal income tax as a result of the Reorganization?

Answer:                 The Reorganization is intended to qualify as a U.S. tax-free reorganization for U.S. federal income tax purposes.  Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization.

Question 10.         How will the Reorganization affect fees and expenses?

Answer:                 The Reorganization is expected to result in a similar total expense ratio for Stockholders of the Blue Chip Value Fund.  The Adviser and Co-Administrators of the Westcore Blue Chip Fund have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses until at least April 30, 2012, so that net annual fund operating expenses for the Westcore Blue Chip Fund will be no more than 1.15% for the Westcore Blue Chip Fund’s Retail Class shares.  In comparison, the total annualized expense ratio for the six-months ended June 30, 2010 for the Blue Chip Value Fund was 1.26%.

Question 11.         How will the Reorganization affect advisory and administration fees?

Answer:                 The advisory fee rate of the Westcore Blue Chip Fund after the Reorganization is expected to be similar to the current advisory fee rate for the Blue Chip Value Fund.  As of June 30, 2010, the Blue Chip Value Fund’s net assets were approximately $95 million. At this level of net assets, both Funds pay the Adviser an investment advisory fee at an annual rate of 0.65% of net assets.   The administration fees of the Westcore Blue Chip Fund after the Reorganization are expected to be higher than those currently applicable to the Blue Chip Value Fund.  The Blue Chip Value Fund currently pays an annual administration fee of approximately 0.09%, and the post-Reorganization Westcore Blue Chip Fund is expected to pay an estimated annual administration fee of 0.17%.

If the Reorganization is approved, the Westcore Blue Chip Fund’s current advisory and administrative agreements, as described below, will remain in effect.  The Adviser and Co-Administrators of the Westcore Blue Chip Fund have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses until at least April 30, 2012, so that net annual fund operating expenses for the Westcore Blue Chip Fund will be no more than 1.15% for the Westcore Blue Chip Fund’s Retail Class shares.  Although there is currently no intention to discontinue this arrangement, there can be no assurance that this arrangement will be maintained indefinitely.

Question 12.         Who will pay the expenses of the Reorganization?

Answer:                 The estimated costs of the Reorganization are expected to be approximately $480,000, $400,000 of which are expected to be borne by the Blue Chip Value Fund and approximately $80,000 of which will be borne by the Westcore Blue Chip Fund, subject to the existing expense waiver commitments by the Westcore Blue Chip Fund’s Adviser and Co-Administrators, for certain one-time costs associated with the conversion of accounts related to the Reorganization.

Question 13.         When would the Reorganization take place?

Answer:                 If approved, the Reorganization is anticipated to occur on or about March 28, 2011, or such other date as may be agreed upon by the parties to the Agreement and Plan of Reorganization (the "Closing Date").

Question 14.         Will the number of shares that I own change?

Answer:                 If the Reorganization is completed, the number of shares that you own will most likely change.  However, the aggregate net asset value of your investment in the Westcore Blue Chip Fund immediately following the Reorganization will equal the aggregate net asset value of your investment in the Blue Chip Value Fund immediately prior to the Reorganization.

Question 15.         What percentage of votes is required to approve the Reorganization?

Answer:                 Approval of the Reorganization will require the affirmative vote of a majority of the outstanding voting securities of the Blue Chip Value Fund entitled to vote.  Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of votes against the proposal.

Question 16.         What happens if the Reorganization is not approved?

Answer:                 The Reorganization will not be consummated unless it is approved by the stockholders of the Blue Chip Value Fund.  If the Reorganization is not approved, the Blue Chip Value Fund and the Westcore Blue Chip Fund will continue as separate investment companies.  The Board will consider such alternatives as the Board determines to be in the best interests of the investors, including re-proposing the Reorganization.

Question 17.          How can I vote my shares?

Answer:                 Please  follow the  instructions  included on the enclosed  Proxy Card. Stockholders whose shares are held in  street  name may  also  submit  proxy instructions  on the  Internet.  Instructions for Internet voting should be included with the proxy materials you received from the brokerage firm holding your shares.

Question 18.         What if I want to revoke my proxy?

Answer:                 Stockholders can revoke their proxy at any time prior to its exercise by (1) giving written notice to the Secretary of the Fund at 1225 17th Street, 26th Floor, Denver, Colorado 80202, or (2) by submitting another proxy of a later date than the originally submitted proxy, or (3) by personally voting at the Meeting to be held at 1225 17th Street, 26th Floor, Denver, Colorado 80202 at the meeting time and date as set forth in this combined Proxy Statement.

Question 19.         Whom should I call if I have questions?

Answer:                 You should direct your questions to the Funds’ proxy solicitation firm, Okapi Partners LLC at telephone number: (877) 259-6290.

PROXY STATEMENT/PROSPECTUS

BLUE CHIP VALUE FUND, INC.

1225 17th Street, 26th Floor

Denver, Colorado 80202

SPECIAL MEETING OF STOCKHOLDERS

December 29, 2010

Acquisition of the assets and liabilities of: Blue Chip Value Fund, Inc. 1225 17th Street, 26th Floor Denver, CO 80202 (800) 624-4190	By and in exchange for shares of: Westcore Blue Chip Fund (a series of Westcore Trust) 1290 Broadway, Suite 110 Denver, CO 80203 (800) 392-2673

This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Blue Chip Value Fund, Inc., a closed-end, management investment company and a Maryland corporation (the “Closed-End Fund” or the “Fund”), for use at a Special Meeting of Stockholders of the Fund, to be held at the offices of Denver Investment Advisors LLC ("Denver Investments"), 1225 Seventeenth Street 26th Floor, Denver, Colorado, on February 8, 2011 at 10:00 AM (Mountain time), and at any postponement or adjournment thereof (the “Special Meeting).  Stockholders of record at the close of business on November 19, 2010 are entitled to receive notice of and to vote at the Special Meeting.

At the Special Meeting, stockholders will be asked to consider and approve an Agreement and Plan of Reorganization calling for the reorganization of the Fund into the Westcore Blue Chip Fund (the “Reorganization”), a series of Westcore Trust, an open-end, management investment company (the “Open-End Fund”, and together with the Closed-End Fund, the “Funds”). If the proposed Reorganization is approved, it will be accomplished by transferring all of the assets and liabilities of the Closed-End Fund to the Open-End Fund solely in exchange for Retail Class shares of the Open-End Fund, which will be distributed to stockholders of the Closed-End Fund. Each stockholder of the Closed-End Fund will receive a number of full and fractional Retail Class shares of the Open-End Fund equal in value as of the date of the exchange to the net asset value of such stockholder’s shares of the Closed-End Fund. Because stockholders of the Closed-End Fund would receive shares of the Open-End Fund, this Proxy Statement/Prospectus also serves as a prospectus for offering Retail Class shares of the Open-End Fund when accompanied with the Open-End Fund's Retail Class prospectus, which is included.

This Proxy Statement/Prospectus, along with the Notice of Stockholder Meeting and the proxy card, is being mailed to stockholders of record on or about December 29, 2010.  It explains concisely what you should know before voting on the proposal or investing in the Open-End Fund.  Please read it carefully and keep it for future reference.  Copies of this Proxy Statement/Prospectus are available at www.myproxyonline.com/blu.

Any stockholder giving a proxy has the power to revoke it prior to its use.  All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, in accordance with the Board of Directors’ recommendation as stated in this Proxy Statement/Prospectus.  All votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Special Meeting. Stockholders can revoke their proxy at any time prior to its exercise by (1) giving written notice to the Secretary of the Closed-End Fund at 1225 17th Street, 26th Floor, Denver, Colorado 80202, or (2) by submitting another executed proxy of a later date than the originally submitted proxy, or (3) by personally voting at the Special Meeting to be held at 1225 17th Street, 26th Floor, Denver, Colorado 80202 at the meeting time and date as set forth in this Proxy Statement/Prospectus.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

(i)            the prospectus of the Open-End Fund, dated April 30, 2010, as supplemented from time to time;

(ii)           the statement of additional information of the Open-End Fund, dated April 30, 2010, as supplemented from time to time;

(iii)          the statement of additional information relating to the proposed Reorganization, dated December 29, 2010,  (the “Reorganization SAI”);

(iv)          the financial statements, financial highlights and related report of the independent registered public accounting firm for the Closed-End Fund included in the Annual Report to Stockholders for the fiscal year ended December 31, 2009, and the unaudited Semi-Annual Report to Stockholders for the six-month period ended June 30, 2010; and

(v)           the financial statements, financial highlights and related report of the independent registered public accounting firm for the Open-End Fund included in the Annual Report to Shareholders for the fiscal year ended December 31, 2009, and the unaudited Semi-Annual Report to Shareholders for the six-month period ended June 30, 2010.

You may obtain free copies of the Closed-End Fund’s most recent annual report and semi-annual report, the Reorganization SAI, request other information about the Closed-End Fund or other information by calling 1-877-259-6290.  You may receive free copies of the Open-End Fund’s prospectus or statement of additional information, most recent annual and semi-annual report or request other information about the Open-End Fund by calling 1-800-392-2673.

Like shares of the Closed-End Fund, shares of the Open-End Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested

The Reorganization will not be consummated unless it is approved by the stockholders of the Closed-End Fund.  If the Reorganization is not approved, the Closed-End Fund and the Open-End Fund will continue as separate investment companies.  The Board of the Closed-End Fund will consider such alternatives as the Board determines to be in the best interests of stockholders, including re-proposing the Reorganization.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports, proxy statements, proxy material and other information with the SEC.  Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

The common shares of the Closed-End Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “BLU.”  Reports, proxy statements and other information concerning the Closed-End Fund may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Proxy Statement/Prospectus serves as a prospectus of the Open-End Fund in connection with the issuance of Open-End Fund Retail Class Shares in the Reorganization.  No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized.  This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this proxy statement/prospectus.  Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is December 29, 2010.

TABLE OF CONTENTS
Proposal: The Reorganization
SYNOPSIS	2
COMPARISON OF PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES	8
COMPARISON OF INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND PRINCIPAL RISKS	11
PERFORMANCE INFORMATION	19
OTHER COMPARISONS BETWEEN THE FUNDS	21
INFORMATION ABOUT THE PROPOSED REORGANIZATION	24
VOTING MATTERS AND OTHER INFORMATION	31
APPENdiX A: Form of agreement and plan of reorganization	A1
APPENDIX B: ADDITIONAL INFORMATION ABOUT THE CLOSED-END FUND	B1
APPENDIX C: MANAGER’s Commentary on open-end fund performance	C1
appendix d: Financial highlights	D1

Proposal
The Reorganization

SYNOPSIS

Here are some answers to questions you may have about the proposed Reorganization.  These responses are qualified in their entirety by the remainder of this Proxy Statement/Prospectus, which you should read carefully because it contains additional information and further details regarding the proposed Reorganization.

The Proposed Reorganization

The Board of Directors of the Closed-End Fund (the “Board”) is recommending that stockholders of the Closed-End Fund approve the transactions contemplated by an Agreement and Plan of Reorganization (as described further below and a form of which is attached as Appendix 1) (the “Reorganization Agreement”).  If approved by the stockholders, the Closed-End Fund will transfer all of its assets and liabilities to the Open-End Fund in exchange for Retail Class shares of the Open-End Fund (“Reorganization Shares”) with a value equal to the value of the Closed-End Fund’s assets net of liabilities, and for the assumption by the Open-End Fund of all liabilities of the Closed-End Fund.  The Closed-End Fund’s net asset value can be expected to vary from its market value on the valuation date. As soon as possible after the transfer, the Closed-End Fund will distribute to its stockholders, on a pro rata basis, the Reorganization Shares.  As a condition of the Reorganization, the Closed-End Fund will receive an opinion of counsel that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986; and that no gain or loss will be recognized to the Closed-End Fund, its stockholders, or the Open-End Fund with respect to the Reorganization.  As soon as practicable after the completion of the Reorganization, the Closed-End Fund will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased operations as an investment company.

Reasons For The Reorganization

Denver Investments (the “Adviser”) has advised the Board that it believes that the proposed Reorganization is in the best interests of the Closed-End Fund, in light of the Closed-End Fund’s similarity to the Open-End Fund and other factors listed below. In approving the Reorganization Agreement, the Board, including the Independent Directors, determined that participation in the Reorganization is in the best interests of the Closed-End Fund and its stockholders and that the interests of the shareholders of each Fund will not be diluted with respect to net asset value as a result of the Reorganization.  Before reaching these conclusions, the Board, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganization.  The Board gave preliminary approval of the proposed Reorganization on October 8, 2010.  The Board, including all of the Independent Directors, considered the Reorganization and gave final approval of the Reorganization at a meeting held on November 2, 2010.

The primary factors considered by the Board with regard to the Reorganization included, but were not limited to, the following:

Continuity of Management.  The Reorganization would allow stockholders of the Closed-End Fund to continue investing in a Fund managed by the same portfolio management team at the Adviser, which is the investment adviser for the Closed-End Fund and the Open-End Fund.

NAV Liquidity.  Shares of the Open-End Fund do not trade on an exchange, so they are valued at their net asset value (“NAV”) and are not subject to trading discounts or premiums.  The Closed-End Fund has generally traded at a discount, with few exceptions, since December 1, 2007.  Stockholders who receive Retail Class shares of the Open-End Fund in the Reorganization would be able to purchase additional shares directly from the Open-End Fund at NAV without paying brokerage commissions, exchange their shares for shares of other funds in the Westcore complex or redeem their shares at NAV, subject to the Open-End Fund’s current 2% redemption fee for shares exchanged or redeemed within 90 days following consummation of the Reorganization.

Similar Investment Objective.  Both Funds’ investment objectives are substantially similar, and are currently managed with substantially similar investment policies and strategies.

Similar Investment Portfolio.  The proposed Reorganization offers stockholders of the Closed-End Fund an opportunity to maintain their investment in a substantially similar portfolio managed by the same portfolio management team.

Investment Performance.  The Board considered that the Open-End Fund’s net asset value performance was comparable to Closed-End Fund’s net asset value performance.  The Closed-End Fund’s average annual total returns for the three months, year-to-date, one, three, five and ten year periods ended September 30, 2010 were 7.81%, -4.52%, 0.00%, -9.68%, -1.14%,  and 0.72%, respectively.  In comparison, the Open-End Fund’s average annual total returns for the three months, year-to-date, one, three, five and ten year periods ended September 30, 2010 were 8.09%, -3.16%, 0.81%, -8.62%, -0.65% and 0.93%, respectively.

Similar Expenses and Fees.  The Adviser expects the gross and net total expense ratios of the Retail Class shares of the combined open-end fund would initially be comparable to those of the current Closed-End Fund.  For the six-month period ended June 30, 2010, Closed-End Fund’s gross and net total annualized expenses (excluding interest expense on a line of credit that was in effect until July 2010) were 1.26% and 1.13%, respectively, of the Fund’s average daily net assets.  For the six-month period ended June 30, 2010, Open-End Fund’s gross and net total annualized expenses were 1.25% and 1.15%, respectively, of the Fund’s average daily net assets.

Activist Efforts and Related Costs.  The Open-End Fund is less likely to be the target of activist efforts, which for the Closed-End Fund could create a significant expense.  Recently, the Closed-End Fund was notified that a shareholder is accumulating shares and intended to seek to replace the Adviser.  After consideration, the Board determined that a reorganization of the Closed-End Fund into the Open-End Fund would be in the best interests of the Fund and its shareholders.

Alternative Potential Solutions.  The Board engaged a consultant to consider various alternatives, including conversion to an open-end fund, reorganization, liquidation and a tender offer, and the Board with the advice of the consultant approved the Reorganization proposal.

Terms of Reorganization Agreement.  The Board reviewed the potential for dilution of the interests of Closed-End Fund stockholders and determined that any discount between the market value of the Closed-End Fund and its net asset value would be eliminated in connection with the Reorganization and that the terms and conditions of the Reorganization Agreement were fair and reasonable as between the Funds.

Tax-free Reorganization.  For U.S. federal income tax purposes, the Reorganization is expected to be tax-free.  Provided that the Reorganization is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of the Closed-End Fund in exchange for Retail Class shares of the Open-End Fund, and the aggregate tax basis of the Retail Class shares received by the Closed-End Fund will be the same as the aggregate tax basis of the Closed-End Fund shares exchanged for the Open-End Fund Retail Class Shares.

Expenses of Reorganization.  The Board considered that Closed-End Fund stockholders would bear approximately $400,000 of the estimated costs of the Reorganization, including but not limited to the costs of preparing and printing the Proxy Statement/Prospectus, the solicitation costs incurred in connection with the Reorganization and the Closed-End Fund’s directors and officers insurance for a period of six years following the Reorganization, but excluding certain one-time costs expected to be approximately $80,000 associated with the conversion of accounts to be paid by the Open-End Fund. The Reorganization expenses in the aggregate are estimated to be approximately $480,000.

U.S. Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, stockholders of the Closed-End Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Closed-End Fund shares solely for Open-End Fund Retail Class shares pursuant to the Reorganization. Additionally, the Closed-End Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization.  Subject to the potential exceptions described in the tax opinion provided by counsel to the Open-End Fund, neither the Open-End Fund nor its stockholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

Investment Objectives and Principal Investment Strategies

The Open-End Fund’s investment objective and investment policies are substantially similar to those of the Closed-End Fund, except for the Closed-End Fund’s ability to utilize leverage.  In July, 2010, the Adviser reduced the Closed-End Fund’s leverage to zero.  The Closed-End Fund’s investment objective is to seek a high level of total return through capital appreciation and current income consistent with investment primarily in a diversified portfolio of common stocks.  The Open-End Fund’s investment objective is to achieve long-term total return by investing primarily in common stocks of large, well-established companies whose stocks appear to be undervalued.  Both Funds will invest, under normal circumstances, at least 80% of the value of their net assets in large companies, such as those included in, or similar in size to those included in, the Standard & Poor’s 500 Composite Stock Price Index.  Both Funds are diversified.  The Open-End Fund has no present intention to change its investment objective.

Effect on Expenses

The following tables summarize the fees and expenses you may pay when investing in the Closed-End Fund and the Open-End Fund, the expenses that each Fund incurred during the semi-annual period ending June 30, 2010, and the pro forma expense ratios of the Open-End Fund assuming consummation of the Reorganization.

Shareholder Fees for each class of each Fund

(fees paid directly from your investments)

	Closed-End Fund	Open-End Fund	Open-End Fund (Pro forma combined)
	Common Shares	Retail Class	Retail Class
Maximum Sales Charge (Load) (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	N/A	N/A	N/A
Maximum Account Fee	N/A	N/A	N/A
Redemption Fee	N/A	2%	2% (1)
Annual Account Maintenance Fee (for Retail Accounts of less than $750)	N/A	$12.00	$12.00

(1) In connection with the proposed Reorganization, Retail Class shares issued to holders of Closed-End Fund shares will be subject to a 2% redemption fee for a period of 90 days from the date of the Reorganization.

Annual Fund Operating Expenses (1)

(expenses that you pay each year as a percentage of the value of your investment)

	Closed-End Fund	Open-End Fund	Open-End Fund (Pro forma combined)
	Common Shares	Retail Class Shares	Retail Class Shares
Management Fee	0.64% (2)	0.65% (3)	0.65% (3) (7)
Distribution/Service (12b-1) Fees	None	None	None
Other Expenses	0.50% (4)(5)	0.60% (6)	0.52% (6)(7)
Total Annual Fund Operating Expenses	1.14% (8)	1.25%	1.17%
Fee Waiver and Expense Reimbursement	None	(0.10%)	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.14%(8)	1.15%	1.15% (9)

Examples

This example is intended to help you compare the costs of investing in the Funds.  This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Blue Chip Value Fund, Inc. (“Closed-End Fund”)
With redemption	$116	$362	$627	$1,385
Without redemption	$116	$362	$627	$1,385
Westcore Blue Chip Fund (“Open-End Fund”)
With redemption	$117	$387	$676	$1,501
Without redemption	$117	$387	$676	$1,501
Westcore Blue Chip Fund (“Open-End Fund”) (Pro forma combined)
With redemption	$117	$370	$641	$1,417
Without redemption	$117	$370	$641	$1,417

(1) The Annual Fund Operating Expenses table is presented for each Fund’s twelve-month period ended June 30, 2010.

(2) Includes fees paid to the Adviser for investment advisory services pursuant to an Investment Advisory Agreement.  The Adviser receives 0.65% on up to $100 million of the Fund’s average weekly net assets up to $100 million and 0.50% on weekly net assets in excess of $100 million.

(3) Includes fees paid to the Adviser for investment advisory services pursuant to an Investment Advisory Agreement.  The Adviser receives 0.65% on the Fund’s average daily net assets.

(4) “Other Expenses” for shares of the Closed-End Fund of 0.65% for the twelve-months ended June 30, 2010 have been restated to reflect current expenses.

(5) Includes fees paid to the Adviser for co-administrative services pursuant to an Administrative Services Agreement.  The Adviser receives 0.01% on up to $75 million of the Fund’s average daily net assets, 0.005% on assets in excess of $75 million.

(6) Includes fees paid to the Adviser for co-administrative services pursuant to an Administrative Services Agreement.  The Adviser receives 0.20% on up to $750 million in Fund complex assets, 0.16% on the next $250 million and 0.10% over $1 billion.

(7) Estimated based on the combined net assets of the Closed-End Fund and the Open-End Fund as of June 30, 2010.

(8) The Closed-End Fund’s total annual fund operating expenses of 1.29% for the twelve-months ended June 30, 2010 have been restated to reflect current expenses.

(9) Pro forma expenses do not include reorganization costs related to the Reorganization that will be borne by the Closed-End Fund and Open-End Fund in accordance with the terms of the Agreement and Plan of Reorganization.

Distributions

Both the Closed-End Fund and the Open-End Fund declare and pay income dividends annually.

Distributions to the Closed-End Fund’s stockholders are recorded on the ex-dividend date.  Prior to May 1, 2009, the Closed-End Fund maintained a “managed distribution policy” which distributed at least 2.5% of its net asset value quarterly to its stockholders.  The distributions were not related to the amount of the Closed-End Fund’s net investment income or net realized capital gains or losses.  If the Closed-End Fund’s total distributions for a year exceeded the Closed-End Fund’s “current and accumulated earnings and profits,” the excess was treated as a non-taxable return of capital, reducing the stockholder’s adjusted basis in their shares.  The Closed-End Fund Board continues to evaluate the Closed-End Fund’s distribution policy and may reinstate the managed distribution policy at its discretion.

Due to the similar tax positions of the Closed-End Fund and the Open-End Fund, the Adviser does not expect the amount of distributions to change significantly as a result of the Reorganization.

General Account Policies

The Open-End Fund has a “Customer Identification Program” to verify the identity of account holders.  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld to the extent necessary to comply with applicable law.

General Comparison of Closed-End Funds and Open-End Funds

Closed-end investment companies, like the Fund, generally do not redeem their outstanding shares or engage in the continuous sale of new shares, and generally operate with a relatively fixed capitalization. Thus, stockholders wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer in the securities markets and pay or receive the prevailing market price, which may be more (a premium) or less (a discount) than the net asset value of the closed-end fund’s shares.  The Closed-End Fund has generally traded at a discount, with few exceptions since December 1, 2007.

In contrast, most open-end investment companies continuously offer and issue shares that can be redeemed or sold back to the fund generally at the shares’ NAV (less any redemption fee or contingent deferred sales charge).  Accordingly, an open-end fund may experience continuing inflows and outflows of cash, and may experience net sales or net redemptions of its shares during any particular period.

Closed-end investment companies may not issue new shares at a price below net asset value except in rights offerings to existing stockholders, in payment of distributions, and in certain other limited circumstances. Accordingly, the ability of closed-end funds to raise new capital is restricted, particularly at times when their shares are trading at a discount to net asset value. The shares of open-end investment companies, on the other hand, are usually offered on a continuous basis at net asset value, or at net asset value plus a sales charge.  Because closed-end investment companies are not required to meet redemptions, their cash reserves can be substantial or minimal, depending upon the investment manager’s investment strategy. Most open-end investment companies maintain cash reserves adequate to meet anticipated redemptions without prematurely liquidating their portfolio securities. The maintenance of larger cash reserves required to operate prudently as an open-end investment company when net redemptions are anticipated may reduce an open-end investment company’s ability to achieve its investment objective.

In addition to the methods of acquiring and disposing of shares and their potential impact on portfolio management, there are a number of other differences between closed-end and open-end funds that you should consider.  As stated above, open-end funds redeem their shares at NAV less any sales charges.  While this eliminates any discounts such as those that may appear when closed-end fund shares trade on a secondary market, it also precludes the possibility of an open-end fund shareholder receiving a premium over NAV by trading on a secondary market.

Open-end investment companies typically seek to sell new shares on a continuous basis in order to offset redemptions and avoid reduction in size. Shares of “load” open-end investment companies are normally offered and sold through a principal underwriter, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, or receives a distribution fee from the fund, or both, to compensate it and securities dealers for sales and marketing services. Shares of “no-load” open-end investment companies are sold at net asset value, without a sales charge, with the fund’s investment advisor or an affiliate normally bearing the cost of sales and marketing from its own resources. Shares of closed-end investment companies, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions.

Open-end investment companies typically provide more services to shareholders and incur correspondingly higher shareholder servicing expenses. One service that is generally offered by a family of open-end funds is enabling shareholders to exchange their investment from one fund into another fund that is part of the same family of open-end funds at little or no cost to the shareholders.

Open-end investment companies are prohibited by the 1940 Act from issuing “senior securities” representing indebtedness (i.e. bonds, debentures, notes and other similar securities), other than indebtedness to banks when there is asset coverage of at least 300% for all borrowings, and may not issue preferred stock. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness when the 300% asset coverage test is met, may issue preferred stock subject to various limitations (including a 200% asset coverage test), and are not limited to borrowings from banks.

Closed-end funds, unlike open-end funds, may include anti-takeover provisions that are intended to have the effect of limiting the ability of other entities or persons to acquire control of the closed-end fund or to change the composition of its board of directors.

An open-end fund (other than a money market fund) is limited to investing no more than 15% of its net assets in illiquid securities, which are generally securities that do not have an active trading market, while closed-end funds are not restricted in their ability to invest in illiquid securities.

Closed-end funds which are generally listed on an exchange or other securities market are generally required by the rules of the exchange or securities market to hold annual meetings of its stockholders. Typically, open-end funds are organized in state jurisdictions that do not require annual shareholder meetings and are only required to hold shareholder meetings for certain 1940 Act matters.

Open-end investment companies typically require minimum shareholder account sizes in order to reduce the administrative burdens and costs incurred in maintaining numerous small accounts. An open-end investment company may reserve the right to redeem all the shares of any shareholder whose account has a net asset value below a certain level.

Summary Comparison of the Funds

The following comparison summarizes certain similarities and differences between the Closed-End Fund and the Open-End Fund.  If the Reorganization is approved, the factors below relating to the Open-End Fund will apply, with the exception of Net Assets, which would reflect the combined Net Asset of the Funds.

	Blue Chip Value Fund, Inc. (“Closed-End Fund”)	Westcore Blue Chip Fund (“Open-End Fund”)
Organization	The Closed-End Fund is a Maryland corporation, registered as a closed-end, diversified management investment company.	The Open-End Fund is a series of a Massachusetts business trust, registered as an open-end, diversified management investment company.

Fiscal Year End	Each Fund’s fiscal year end is December 31.

Investment Advisory and Administrative Fee	The Closed-End Fund pays the Adviser a management fee at an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week.	The Open-End Fund pays the Adviser an annual management fee of 0.65% based on the Open-End Fund’s managed assets.

ALPS Fund Services, Inc. (“ALPS”) and the Adviser serve as co-administrators to the Closed-End Fund.  The Closed-End Fund pays ALPS and the Adviser a monthly co-administration fee based on an annual rate, respectively, of 0.0955% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.05%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.03% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses.

The Adviser and ALPS Fund Services, Inc. serve as co-administrators to the Open-End Fund, and have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period.  The administrative fee is 0.25% of Westcore Trust's average daily net assets up to $750,000,000, 0.20% of Westcore Trust's average daily net assets between $750,000,000 and $1,000,000,000 and 0.125% of Westcore Trust's average daily net assets in excess of $1,000,000,000.

Net Assets as of September 30, 2010	$102.0 million	$34.5 million

Listing	NYSE under the symbol “BLU”	Not listed.

Leverage

The Closed-End Fund may not issue senior securities or borrow money except to the extent permitted under the 1940 Act.  However, the Closed-End Fund is authorized to issue senior securities or borrow money from banks or other lenders in an amount not exceeding 15% of the value of its total assets.  Such borrowings may be unsecured or secured by pledging the Fund’s portfolio securities as collateral for the loan.  The Closed-End Fund currently does not employ leverage.

As a non-fundamental investment limitation, the Open-End Fund may not borrow money or issue senior securities, except that the Open-End Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Open-End Fund’s total assets at the time of such borrowing.  The Open-End Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 10% of its total assets are outstanding.

COMPARISON OF PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

The following table provides a comparison of the procedures for purchasing, redeeming and exchanging shares of each Fund:

	Blue Chip Value Fund, Inc. (“Closed-End Fund”)	Westcore Blue Chip Fund (“Open-End Fund”)
Purchasing Shares

Shares of the Closed-End Fund may be purchased in the secondary market through financial intermediaries.  The price at which shares are purchased is the market price, which may be equal to, higher, or lower than the net asset value.

Retail Class shares of the Open-End Fund may be purchased at the net asset value calculated after the order is received by the Open-End Fund or its agent.  Investors may purchase additional Open-End Fund shares by mail, telephone, Internet, wire, via the Open-End Fund’s automatic investment plan, or in person at Westcore Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.

Redeeming Shares	Shares of the Closed-End Fund are not redeemable, but may be sold in the secondary market through financial intermediaries.

Shares of the Open-End Fund may be redeemed on any day that the New York Stock Exchange is open.  The Open-End Fund imposes a two percent (2%) redemption fee (the “Redemption Fee”) on shares if such shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. The Redemption Fee is paid directly to the Fund rather than the Adviser and is intended to encourage long-term investment, and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  Existing investors may redeem Open-End Fund shares by mail, telephone, Internet, wire, or via the Open-End Fund’s systematic withdrawal plan.

Exchanging Shares	Shares of the Closed-End Fund have no exchange rights.

Shares of the Open-End Fund may be exchanged for shares of other Westcore funds subject to the redemption fee.  Existing investors may exchange Open-End Fund shares by mail, telephone, Internet or by entering into a systematic exchange agreement.

Reinvestment

The Closed-End Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders the opportunity to reinvest the Fund’s dividends and distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan.  Participating stockholders will receive additional shares issued at a price equal to the NAV per share as of the close of the NYSE on the record date, unless at such time the NAV is higher than the market price of the Closed-End Fund’s common stock plus brokerage commission. In this case the Closed-End Fund, through BNY Mellon Shareowner Services, (the “Plan Administrator”) will attempt, generally over the next 10 business days to acquire shares of the Fund’s common stock in the open market at a price plus brokerage commission which is less than the NAV.  Participating stockholders may also make additional cash investments (minimum $50 per month and maximum $10,000 per month) to acquire additional shares of the Fund. These additional shares will be purchased at market value plus brokerage commission (without regard to NAV) per share.  A registered stockholder may join the Plan by completing an Enrollment Form from the Plan Administrator.

The Plan is expected to be suspended, however, with respect to any dividend payable on the business day immediately preceding and up through the Closing Date.  Any such dividend will be paid to Plan participants in cash.

All dividends and capital gains will be automatically reinvested in the Open-End Fund.  Income dividends and capital gains will be reinvested without a sales charge at the NAV on the ex-dividend date. Open-End Fund shareholders may elect to change the distribution option by notifying Westcore Funds via mail, telephone or Internet.

Investment Minimum	Not applicable. See “Purchasing Shares” above.

The minimum investment to open a new regular account of Open-End Fund Retail Class shares is $2,500.  The minimum investment to add to an account of Open-End Fund Retail Class shares is $25.  The minimum automatic investment for Retail Class shares is $25 per month.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

                This section will help you compare the investment objectives, strategies, risks and fundamental investment policies of the Closed-End Fund with the Open-End Fund.  Please be aware that this is only a brief discussion.  More complete information may be found in the prospectus for the Open-End Fund and Appendix B hereto with respect to the Closed-End Fund.

CLOSED-END FUND	OPEN-END FUND
Investment Objective	Investment Objective

The Closed-End Fund’s investment objective is to seek a high level of total return through capital appreciation and current income consistent with investment primarily in a diversified portfolio of common stocks.

Substantially similar investment objective. The Open-End Fund’s investment objective is to achieve long-term total return by investing primarily in common stocks of large, well-established companies whose stocks appear to be undervalued.

Main Investment Policies and Strategies	Main Investment Policies and Strategies

The Closed-End Fund has a fundamental policy that during normal conditions it will at all times have at least 80% of its net assets (plus the amount of any borrowings for investment purposes) invested in equity securities of large companies with headquarters in the United States, such as those included in, or similar in size to those included in, Standard & Poor's 500 Composite Stock Price Index.

The Closed-End Fund may invest in depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

Substantially similar investment policies.  The Open-End Fund will invest, under normal circumstances, at least eighty percent (80%) of the value of its net assets in large, well-established, companies, as measured at the time of purchase.  The Open-End Fund currently considers “large, well-established” companies to be those included in, or similar in size to those included in, Standard & Poor’s 500 Composite Stock Price Index with a record, together with predecessors, equal to or greater than three years of continuous operation.  The Open-End Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

 The Closed-End Fund's fundamental policies, like its investment objective, cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the shares at a meeting, if the holders of a majority of the shares are represented at the meeting, or (ii) more than 50% of the outstanding shares.

Upon notice to shareholders, the Open-End Fund’s investment objective may be changed by the Board of Trustees of the Westcore Trust without the approval of shareholders.  Pursuant to Rule 35d-1 of the 1940 Act, the Open-End Fund must notify shareholders with written notice sixty (60) days prior to any change in its investment policy of investing at least eighty percent (80%) of the value of its net assets in large, well-established, companies, as measured at the time of purchase.

The Closed-End Fund's investment philosophy is to identify and own securities that the Adviser believes are undervalued or mispriced and have improving business prospects due to strong company and industry dynamics. The Closed-End Fund remains fully invested during normal market conditions in approximately 50 common stocks, as well as other equity securities believed by the Adviser to represent the best values among the investment opportunities described above.

Substantially similar investment strategy.  The Open-End Fund emphasizes investments in large-cap, well-established companies that appear to be undervalued based on various financial measures/ratios and have improving business prospects due to strong company and industry dynamics.

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CLOSED-END FUND	OPEN-END FUND

Other Investment Policies	Other Investment Policies

Temporary Investments:  For temporary defensive purposes, the Closed-End Fund may retain assets in cash and may invest without limit in short-term debt securities and instruments, which may include obligations of the U.S. Government, its agencies or instrumentalities; commercial paper having, at the time of purchase, a rating within the highest rating category by an unaffiliated nationally recognized statistical rating organization (a "NRSRO"), or if not rated, issued by companies having an outstanding unsecured debt issue currently rated within one of the two highest rating categories by a NRSRO; certificates of deposit or bankers' acceptances of domestic branches of U.S. Banks with total assets at the time of purchase of $1 billion or more; repurchase agreements with respect to such obligations; or securities issued by other investment companies which invest in high quality, short-term debt securities and which seek to maintain a $1.00 net asset value per share, or have similar characteristics appropriate for the Fund’s investment objective, including exchange-traded funds that mirror the S&P 500 Index. The Closed-End Fund may also acquire short-term debt securities and instruments in the course of managing its daily cash position. During normal market conditions, however, the Closed-End Fund will not invest more than 10% of its total assets in such securities.

Substantially similar policy.  Temporary Defensive Positions: The Open-End Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If the Open-End Fund takes a temporary position at the wrong time, the position could have an adverse impact on the Open-End Fund’s performance and the Open-End Fund may not achieve its investment objective. The Open-End Fund reserves the right to invest all of its assets in temporary defensive positions.

Illiquid Investments: Unlike open-end funds in general, the Closed-End Fund is not required to readily redeem its shares upon request by a stockholder.  Consequently, the Closed-End Fund, like closed-end funds in general, is not subject to the same liquidity requirements faced by all open-end funds.  In addition, the Closed-End Fund may invest in certain instruments whose disposition is subject to the existence of a liquid secondary market.

Different Policy.  Illiquid Investments:  The Open-End Fund may invest up to fifteen percent (15%) of its net assets in securities that are illiquid. The Open-End Fund considers illiquid securities to be those securities that the Adviser does not believe could be sold in an orderly transaction within seven business days. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Westcore Trust’s trustees, certain restricted securities, such as Rule 144A securities, may be deemed to be liquid and will not be counted toward this 15% limit.  From time to time and under certain market conditions, these restricted securities deemed liquid may be subsequently reviewed and deemed illiquid based on such market conditions.

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CLOSED-END FUND	OPEN-END FUND

Other Investment Companies: For temporary defensive purposes (see above), the Closed-End Fund may acquire securities issued by other investment companies which in turn invest in high quality, short-term debt securities and which seek to maintain a $1.00 net asset value per share, or have similar characteristics appropriate for the Fund’s investment objective, including exchange-traded funds that mirror the S&P 500 Index.  If securities issued by other investment companies are acquired, it will be done within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Closed-End Fund would bear, along with all other shareholders, its pro rata portion of the other investment company's expenses.

Similar policy.  Other Investment Companies: The Open-End Fund may invest its cash balances, within the limits permitted by the 1940 Act, in other investment companies that invest in high quality, short-term debt securities that determine their NAV per share on the amortized cost or penny-rounding method (i.e., money market funds). The Open-End Fund may invest cash holdings in money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.  In addition, the Open-End Fund may, consistent with the 1940 Act, invest in other investment companies that invest in a manner consistent with the Open-End Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). Some ETFs also have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits otherwise imposed by the 1940 Act.

Options on Securities and Securities Indices: The Closed-End Fund may purchase or write call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest.

Substantially similar policy.  Options: The Open-End Fund may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation that are listed on a national securities exchange.  Such options may relate to particular securities or to various stock or bond indexes, except that the Open-End Fund may not write covered call options on an index.

Futures Contracts and Options on Futures Contracts: The Closed-End Fund may purchase and sell various kinds of financial futures contracts as well as purchase and write options on any such futures contracts to hedge to reduce risk of loss, hedge against changes in securities prices of a securities index, reduce trading costs, or to seek to increase total return. The Closed-End Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options.  The futures contracts may be based on various securities indices. The Closed-End Fund may engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations.

Substantially similar policy. Futures: The Open-End Fund may engage in futures transactions on both U.S. and foreign exchanges. The Open-End Fund may also purchase options on futures contracts.

Principal Investment Risks	Principal Investment Risks

Investment and Market Risk. As an investment company that holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund will remain fully invested during periods when stock prices generally rise and also during periods when they generally decline.  Risks are inherent in equity investing, and investors should be able to tolerate significant fluctuations in the value of their investments. The Fund is subject to the additional risk that the particular types of stocks held by the Fund will underperform other stocks and may decline in value.

Shares of closed-end investment companies such as the Fund are not redeemable and usually trade at a discount from the Fund’s per share net asset value.

Market Risk.  As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices.

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CLOSED-END FUND	OPEN-END FUND

Substantially similar principal investment risk.	Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.
The Closed-End Fund may invest in depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

Indirect Foreign Exposure Risk.  Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights

Fundamental Investment Policies	Fundamental Investment Policies

The Closed-End Fund’s fundamental policies, like its investment objective, cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the shares at a meeting, if the holders of a majority of the shares are represented at the meeting, or (ii) more than 50% of the outstanding shares.

Substantially similar policy.  The Open-End Fund may not change its fundamental investment limitations without the approval of the lesser of (1) 67% of the shares of the particular class represented at a meeting at which the holders of more than 50% of the outstanding shares of such class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such  class.

The Closed-End Fund may not underwrite the securities of other issuers or invest in restricted securities.

Substantially similar fundamental policy.  The Open-End Fund may not act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in connection with the purchase and sale of securities owned by the Fund.

The Closed-End Fund may not invest more than 20% of its total assets in any one industry.

Similar fundamental policy.  The Open-End Fund may not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

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CLOSED-END FUND	OPEN-END FUND

The Closed-End Fund may not purchase or sell real estate or real estate mortgage loans, or invest in the securities of real estate companies unless such securities are publicly traded.

Substantially similar fundamental policy.  The Open-End Fund may not purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.  The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

The Closed-End Fund may not purchase or sell commodities, commodity contracts, or futures, except futures on financial instruments.

Substantially similar fundamental policy.  The Open-End Fund may not purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

The Closed-End Fund may not lend its portfolio securities in excess of 25% of its total assets, taken at market value.

Different policy. The Open-End Fund may lend its portfolio securities to institutional investors as a means of earning additional income.  Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned.  Securities loans will be made only to borrowers deemed by the Adviser to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

The Closed-End Fund may not make loans to other persons (except as provided above), provided that for the purposes of this restriction the acquisition of short-term debt securities and instruments and repurchase agreements in which the Closed-End Fund may invest shall not be deemed to be the making of a loan.

Substantially similar policy.  The Open-End Fund may not make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations and orders may be amended from time to time.

The Closed-End Fund may not invest in the securities of any one issuer (other than the United States or an agency or instrumentality of the United States) if, at the time of acquisition, the Closed-End Fund would own more than 10% of the voting securities of such issuer or, as to 75% of the Closed-End Fund's total assets, more than 5% of such assets would be invested in the securities of such issuer.

Substantially similar policy.  The Open-End Fund may not (except to the extent permitted by the 1940 Act) purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Open-End Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Open-End Fund or the Westcore Trust, except that up to 25% of the value of the Open-End Fund’s total assets may be invested without regard to these limitations

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CLOSED-END FUND	OPEN-END FUND

The Closed-End Fund may not issue senior securities or borrow money except to the extent permitted under the 1940 Act.

Substantially similar policy.  The Open-End Fund may not borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.  As a non-fundamental investment limitation, the Open-End Fund may not borrow money or issue senior securities, except that the Open-End Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Open-End Fund’s total assets at the time of such borrowing.  The Open-End Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 10% of its total assets are outstanding.

The Closed-End Fund may not invest more than 5% of its total assets in repurchase agreements.	Different policy. The Open-End Fund may enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing.

The Closed-End Fund may not invest more than 5% of its total assets, taken at market value, in securities of issuers (other than the United States or an agency or instrumentality of the United States) having a record, together with predecessors, of less than three years of continuous operation.

Similar policy.  The Open-End Fund will invest, under normal circumstances, at least eighty percent (80%) of the value of its net assets in large, well-established, companies, as measured at the time of purchase.  The Open-End Fund currently considers “large, well-established” companies to be those included in, or similar in size to those included in, Standard & Poor’s 500 Composite Stock Price Index with a record, together with predecessors, equal to or greater than three years of continuous operation.

The Closed-End Fund may not invest in companies for the purpose of exercising control or management.	No comparable policy.
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CLOSED-END FUND	OPEN-END FUND

The Closed-End Fund may not invest in securities of foreign issuers whose securities are not traded on the New York or American Stock Exchanges or the NASDAQ-National Market System.	No comparable policy.
The Closed-End Fund may not purchase portfolio securities from or sell such securities directly to any of its officers, directors, employees or investment advisor as principal for their own accounts.	No comparable policy.

Non-Principal Risks Associated with Certain Investments	Non-Principal Risks Associated with Certain Investments
Similar non-principal investment risk.

Risks Associated with Use of Derivatives.  The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Funds, as described in more detail below, may invest in various types of derivatives for the purpose of hedging, risk management, seeking to reduce transaction costs, or otherwise seeking to add value to the Funds. However, there is no guarantee that a particular derivative strategy will meet these objectives. The Funds will not use derivatives solely for speculative purposes.

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CLOSED-END FUND	OPEN-END FUND

Futures Contracts and Options on Futures Contracts.  The Fund may purchase and sell futures contracts on securities indices and may also purchase and write options on such futures contracts. Futures contracts entered into by the Fund, other than single stock futures and narrow based security index futures, are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC"). Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC.

Risks Associated with Futures.

Futures contracts entered into by the Funds (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC or, with respect to certain funds, on foreign exchanges.  Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges.  A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  In particular, the Funds’ investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in each Fund.  A Fund’s past performance is not an indication of future performance.  The bar chart below shows how the performance of Retail Class shares of the Open-End Fund has varied from year to year.  Updated performance information is available on www.westcore.com , or call toll-free 1-(800)-392-CORE (2673).

 Westcore Blue Chip Fund

Calendar Year Total Returns as of December 31 (%)

Blue Chip Value Fund
Calendar Year Total Returns as of December 31 (%)

The Open-End Fund’s year-to-date total return for Retail Class shares as of September 30, 2010 was -3.16%.  The Closed-End Fund’s year-to-date total return as of September 30, 2010 was 4.13% (based on market value) or -4.52% (based on NAV).

The tables below show how each Fund’s performance compares with one or more broad-based market indices.  Unlike the Funds, broad-based indices are not subject to fees or expenses.

 After-tax returns for Retail Class shares of the Open-End Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Westcore Blue Chip Fund (“Open-End Fund”) –Retail Class Shares
Return Before Taxes	29.87%	0.64%	1.27%
Return After Taxes on Distributions	29.79%	(0.03)%	0.47%
Return After Taxes on Distributions and Sale of Fund Shares	19.53%	0.59%	0.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	(0.95)%

	1 Year	5 Years	10 Years
Blue Chip Value Fund, Inc. (“Closed-End Fund”)
Based on Net Asset Value	33.92%	0.31%	1.13%
Based on Market Price	37.97%	(6.01)%	(0.39)%

Market Price Per Share and Trading Discount for Closed-End Fund

The Closed-End Fund's common stock is publicly held and is listed and traded on the New York Stock Exchange. The following table sets forth, for the periods indicated, the Closed-End Fund's high and low closing sales prices for the shares on the New York Stock Exchange, the net asset values per share that immediately preceded the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding net asset value:

	Market Price		Net Asset Value		(Discount)/Premium %
Quarter Ended	High	Low	High	Low	High	Low
3/31/2008	$5.32	$4.46	$5.30	$4.75	2.91%	-5.00%
6/30/2008	$5.14	$4.54	$5.34	$4.81	-2.33%	-5.61%
9/30/2008	$4.58	$3.10	$4.85	$3.91	-3.46%	-17.81%
12/31/2008	$3.58	$1.70	$4.07	$2.89	-7.33%	-24.07%
3/31/2009	$3.00	$1.68	$3.04	$2.21	-9.52%	-24.37%
6/30/2009	$2.66	$2.15	$3.21	$2.66	-11.74%	-22.15%
9/30/2009	$3.20	$2.35	$3.65	$2.92	-13.09%	-19.06%
12/31/2009	$3.18	$2.84	$3.81	$3.46	-14.04%	-18.72%
3/31/2010	$3.34	$2.85	$3.91	$3.49	-14.25%	-17.70%
6/30/2010	$3.50	$3.47	$4.06	$3.33	-12.76%	-15.76%
9/30/2010	$3.30	$2.76	$3.61	$3.30	-8.64%	-15.96%

OTHER COMPARISONS BETWEEN THE FUNDS

Investment Advisers and Portfolio Managers

Denver Investment Advisors LLC, doing business as “Denver Investments,” serves as the investment adviser to both the Closed-End Fund and the Open-End Fund.  The Adviser manages each Fund’s portfolio, subject to the general supervision of a Board of Directors (for the Closed-End Fund) or a Board of Trustees (for the Open-End Fund).  The principal business address of the Adviser is 1225 17th Street, 26th Floor, Denver, CO 80202.  Additional information regarding the basis for the approval by the Open-End Fund Board of the investment advisory agreement between the Adviser and the Open-End Fund is available in the Open-End Fund’s most recent annual report to shareholders.

The portfolio management teams for the Closed-End Fund and the Open-End Fund are comprised of the same personnel, and include Kris B. Herrick, Mark M. Adelmann, Derek R. Anguilm, Troy Dayton and Lisa Z. Ramirez.

Kris B. Herrick, CFA is a Partner and Portfolio Manager at Denver Investments and is the Director of Value Research. Prior to joining the firm in 2000, Mr. Herrick worked as a Financial Services Analyst with Jurika and Voyles for three years. Mr. Herrick received a BA and a BS from the University of Northern Colorado. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Mark M. Adelmann, CFA, CPA, is a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Value Team. Prior to joining the firm in 1995, he worked with Deloitte & Touche as a Senior Manager for 14 years in auditing and financial reporting. Mr. Adelmann received a BS from Oral Roberts University. He is a Certified Public Accountant and is a member of the American Institute of CPAs. He is also a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Derek R. Anguilm, CFA, is a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Value Team. Mr. Anguilm started at Denver Investments in 2000 and joined the Value Team in 2001. Prior to joining the firm, he was a Research Assistant at Everen Securities for one year. Mr. Anguilm received a BS from Metropolitan State College of Denver. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Troy Dayton, CFA, is a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Value Team. Prior to joining the firm in 2002, Mr. Dayton was an Equity Research Analyst with Jurika and Voyles and an Equity Research Associate at Dresdner RCM Global Investors. He also worked as a trading support officer for Citibank’s Global Asset Management Department in London, England. Mr. Dayton received a BSB from Colorado State University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Lisa Z. Ramirez, CFA, is a Vice President and Portfolio Manager at Denver Investments and an Analyst on the Value Team.   Effective January 1, 2011, Ms. Ramirez will be promoted to Partner from Vice President.  Prior to joining the Value Team in 2005, Ms. Ramirez was with the Mid-Cap Growth Equity Team for eight years. Prior to joining the Equity Growth Team Ms. Ramirez started her career at Denver Investments as a Portfolio Administrator. She received a BS from the University of Colorado at Denver and an MBA from Regis University. Ms. Ramirez is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Portfolio Manager Compensation Structure

The Adviser is a limited liability company with “members” or “partners” as the owners of the firm. The compensation structure for partners versus employees differs such that a separate description of portfolio managers’ compensation is required for those portfolio managers who are partners and those who are not partners.

As a portfolio manager and partner of the Adviser, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. Additionally, the management committee of the Adviser may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool include the following factors:  investment performance, growth, and/or retention of assets, profitability, and intangibles.  There is a composite of similarly managed accounts for each investment style at the Adviser, and each fund is included in the appropriate composite. The investment performance criteria emphasizes pre-tax long-term (3-5 years when available) results of the composites compared against the appropriate benchmark index, which for the Closed-End Fund would be the S&P 500 Index. The Adviser may also consider other peer group data in the comparison, as considered appropriate.

For both the Open-End Fund and Closed-End Fund, non-partner portfolio manager compensation consists of a base salary, discretionary firm profit sharing and predetermined potential bonus.  A portion of the bonus is determined by the overall pre-tax performance of the investment management accounts managed by the non-partner portfolio manager (including the Fund) in comparison to the applicable benchmark index and peer group data in the same manner as described above for partners.  The remaining portion of the bonus is subjective, based primarily on the portfolio manager’s contributions to the investment process, stock selection and teamwork.

Both partner and non-partner portfolio managers can also participate in the Adviser’s defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

Directors, Trustees and Officers

The composition of the Boards of the Closed-End Fund and the Open-End Fund differs.  The Board of Directors of the Closed-End Fund consists of Kenneth V. Penland, Todger Anderson, Lee W. Mather, Jr., Richard C. Schulte and Roberta M. Wilson.  The Board of Trustees of the Westcore Trust, of which the Open-End Fund is a series, consists of Jack D. Henderson, Mary K. Anstine, Rick A. Pederson, James A. Smith, Douglas M. Sparks, Robert L. Stamp, Janice M. Teague and John A. DeTore.

Distribution

ALPS Distributors, Inc. serves as distributor to the Westcore Trust, of which the Open-End Fund is a series. Currently, Retail Class shares of the Open-End Fund are not authorized to pay distribution fees.

Administration

ALPS Fund Services, Inc. (“ALPS”) and the Adviser serve as co-administrators to both the Closed-End Fund and the Open-End Fund.  The principal business address of ALPS is 1290 Broadway, Suite 1100, Denver, CO 80203.

Custodian

The Bank of New York Mellon Corporation serves as custodian to both the Closed-End Fund and the Open-End Fund.  The principal business address of the Bank of New York Mellon Corporation is One Wall Street, New York, NY 10286.

Transfer Agent

BNY Mellon Shareowner Services is the Closed-End Fund’s transfer agent.  The Open-End Fund’s transfer agent is ALPS.  The principal business address of BNY Mellon Shareholder Services is 480 Washington Boulevard, Jersey City, NJ 07310.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as the independent registered public accounting firm to both the Closed-End Fund and the Open-End Fund.

Charter Documents and Shareholder/Stockholder Rights

                The Open-End Fund is a series of the Westcore Trust, a registered open-end management investment company organized as a business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated  December 10, 1985, which Declaration of Trust has been amended and restated from time to time.  The Open-End Fund currently offers two classes of shares: Retail Class shares and Institutional Class shares.  The Closed-End Fund was incorporated as a Maryland corporation on February 4, 1987, and is one portfolio that offers one class of shares.

                Shares.  Westcore Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares.  Shares of each series of Westcore Trust have no preemptive, conversion or subscription rights.  The Closed-End Fund is authorized to issue 100,000,000 shares of common stock, par value $0.01 per share.  Shares of the Closed-End Fund have no pre-emptive, conversion, exchange or redemption rights.

                Voting Rights.  On any matter submitted to a vote of shareholders of the Westcore Trust funds, all funds generally vote together as a single group, except where a separate vote by fund is required by law or where the  interests of the fund  differ  from the other funds.  Shareholders of each Westcore fund are entitled to one vote for each dollar of net asset value and a proportionate fractional vote for each fractional share of net asset value of the fund that they own.  Each share of the Closed-End Fund’s Common Stock has one vote and a proportionate fractional vote for each fractional share.

                Shareholder/ Stockholder Meetings.  Westcore Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders may be called by the trustees or on the request of shareholders owning at least 10% of the outstanding shares of the Westcore fund entitled to vote.  According to the by-laws of the Closed-End Fund, an annual meeting of stockholders is to be held each May and at such place, within or without the State of Maryland, as may be determined by the Board of Directors.  The place of the annual meeting shall be designated in the notice sent out by the Board of Directors, and the meeting will take place for the purpose of electing directors and the transaction of such other business as may properly be brought before the meeting.  Special meetings of stockholders of the Closed-End Fund may be called by the Board of Directors, the President, or on request of stockholders owning at least a majority of the outstanding shares entitled to vote.

                Shareholder/Stockholder Liability.  Under Massachusetts law, shareholders of a series of Westcore Trust could, under certain circumstances, be held liable for the obligations of the fund. However, the Westcore Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Westcore funds and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of a fund.  Under Maryland law, shareholders of the Closed-End Fund have no liability for acts or obligations of the Closed-End Fund.

                Director/Trustee Liability.  The trustees of the Westcore Trust generally are not liable for any obligation of the Westcore Trust. Westcore Trust will indemnify its trustees against all liabilities and expenses, except for those arising from the trustee's adjudicated bad faith, willful misfeasance, gross negligence or reckless disregard of such trustee's duties.  The directors of the Closed-End Fund are generally not liable for any obligation of the Closed-End Fund.  The Closed-End Fund will indemnify the Fund’s directors for liability to the corporation and its stockholders for damages and expenses, except for liability to the Fund or its stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as a director.

                Election and Term of Directors/Trustees.  Westcore Trust's operations are overseen by the trustees under Massachusetts law.  Subject to 1940 Act requirements, trustees may be elected by shareholders or appointed by the Board. Trustees hold office until the earlier of the effectiveness of the election of the Trustee's successor or their death, resignation, removal, or adjudicated incapacity.   A trustee of Westcore Trust may be removed at any time by written instrument signed by two-thirds of the remaining trustees.  The business, affairs and property of the Closed-End Fund are managed by or under the direction of the directors under Maryland law.  The Closed-End Fund board of directors is divided into three classes:  class I, class II and class III.  Directors are elected to terms of three years, and in any one year, only one class of directors will be elected.  At each subsequent annual election, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders, or thereafter in each case when their respective successors are elected and qualified.  A director may be removed with or without cause, but only by action of the stockholders taken by the holders of at least three-fourths of the shares then entitled to vote in an election of directors.  Any vacancy on the board of directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum under the fund’s bylaws.  Any director elected by the board of directors to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

General

The stockholders of the Closed-End Fund are being asked to approve a Reorganization of the Closed-End Fund into the Open-End Fund pursuant to an Agreement and Plan of Reorganization, the form of which is attached to this Proxy Statement/Prospectus as Appendix 1(the “Reorganization Agreement”).

The reorganization is structured as: (i) the transfer of all the assets of the Closed-End Fund to the Open-End Fund, in exchange solely for Retail Class shares of the Open-End Fund (the “Reorganization Shares”) and the assumption by the Open-End Fund of all the liabilities of the Closed-End Fund; and (ii) as soon as possible thereafter, the distribution by the Closed-End Fund of the Reorganization Shares to its stockholders and the termination, dissolution and complete liquidation of the Closed-End Fund, but such transactions shall be completed no later than six (6) months after the Closing Date defined in the Reorganization Agreement (collectively, the “Reorganization”).  Each stockholder of the Closed-End Fund will receive a number of full and fractional Reorganization Shares equal in aggregate value to the aggregate value of the stockholder’s Closed-End Fund shares, calculated as of a time set forth in the Reorganization Agreement.   The Closed-End Fund’s net asset value can be expected to vary from its market value on the valuation date.

The Board of Directors of the Closed-End Fund has voted unanimously to approve the Reorganization Agreement and the proposed Reorganization and to recommend that stockholders also approve the Reorganization.  The actions contemplated by the Reorganization Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of the Closed-End Fund.  In the event that the Reorganization is not approved by Closed-End Fund stockholders, each Fund will continue to be managed as a separate investment company in accordance with its current investment objective and policies, and the Board of the Closed-End Fund may consider such alternatives as may be in the best interest of the Fund.

Background and Board’s Considerations Relating to the Proposed Reorganization

The Closed-End Fund has been generally trading at a discount to NAV with few exceptions since December 1, 2007 and its assets have decreased by 38% since December 31, 2007.  In addition, recently, the Board was notified that a stockholder was accumulating shares and intended to seek to replace the Adviser.  In response to these events, the Directors discussed with the Adviser and an independent consultant various matters, options and the potential impact of those options on the Fund and its stockholders including, maintaining the status quo, the intention of the stockholder to replace the Adviser, conducting a tender offer, liquidating, open-ending or reorganizing the Closed-End Fund into an open-end fund.  After considering each of the options and other matters, the Adviser and independent consultant recommended that the Open-End Fund would be a suitable merger partner, and could offer the shareholders continuity of investment management as both Funds are managed by the same portfolio management team using the same fundamental approach, with substantially similar investment objective and strategies.  In addition, if structured properly, the Reorganization would be a tax-free event that also would benefit shareholders by eliminating the discount to net asset value and allow long-term shareholders to remain invested and purchase additional shares or redeem at net asset value.

                In determining to recommend that shareholders of the Closed-End Fund approve the Reorganization, the Board considered, among others, the following factors:

Continuity of Management.  The Reorganization would allow stockholders of the Closed-End Fund to continue investing in a Fund managed by the same portfolio management team at the Adviser, which is the investment adviser for both Funds.

NAV Liquidity.  Shares of the Closed-End Fund are bought and sold on the New York Stock Exchange at the then current market price plus brokerage commissions.  Shares of Open-End Fund do not trade on an exchange, so they are not subject to trading discounts or premiums.  The Closed-End Fund has generally traded at a discount, with few exceptions, since December 1, 2007.  Stockholders who receive Retail Class shares of the Open-End Fund in the Reorganization would be able to purchase additional shares at NAV directly from the Open-End Fund without paying brokerage commissions, exchange their shares for shares of other funds in the Westcore complex or redeem their shares at NAV, subject to the Open-End Fund’s current 2% redemption fee for shares exchanged or redeemed within 90 days following consummation of the Reorganization.

Similar Investment Objective.  Both Funds’ investment objectives are substantially similar, and are currently managed with substantially similar investment policies and strategies.

Similar Investment Portfolio.  The proposed Reorganization offers stockholders of the Closed-End Fund an opportunity to maintain their investment in a substantially similar portfolio managed by the same portfolio management team.

Investment Performance.  The Board considered that the Open-End Fund’s net asset value performance was comparable to Closed-End Fund’s net asset value performance.  The Closed-End Fund’s average annual total returns for the three months, year-to-date, one, three, five and ten year periods ended September 30, 2010 were 7.81%, -4.52%, 0.00%, -9.68%, -1.14%,  and 0.72%, respectively.  In comparison, the Open-End Fund’s average annual total returns for the three months, year-to-date, one, three, five and ten year periods ended September 30, 2010 were 8.09%, -3.16%, 0.81%, -8.62%, -0.65% and 0.93%, respectively.

Similar Expenses and Fees.  The Adviser expects the gross and net total expense ratios of the Retail Class shares of the combined open-end fund would initially be comparable to those of the current Closed-End Fund.  For the six-month period ended June 30, 2010, Closed-End Fund’s gross and net total annualized expenses (excluding interest expense on a line of credit that was in effect until July 2010) were 1.26% and 1.13%, respectively, of the Fund’s average daily net assets.  For the six-month period ended June 30, 2010, Open-End Fund’s gross and net total annualized expenses were 1.25% and 1.15%, respectively, of the Fund’s average daily net assets.

Activist Efforts and Related Costs.  The Open-End Fund is less likely to be the target of activist efforts, which for the Closed-End Fund could create a significant expense.  As noted above, the Closed-End Fund was recently notified that a stockholder is accumulating shares and intended to seek to replace the Adviser.  After consideration of certain matters and options, the Board determined that a reorganization of the Closed-End Fund into the Open-End Fund would be in the best interests of the Fund and its stockholders.

Alternative Potential Solutions.  The Board engaged a consultant to consider various alternatives, including conversion to an open-end fund, reorganization, liquidation and a tender offer, and the Board with the advice of the consultant approved the Reorganization proposal.

Terms of Reorganization Agreement.  The Board reviewed the potential for dilution of the interests of Closed-End Fund stockholders and determined that any discount between the market value of the Closed-End Fund and its net asset value would be eliminated in connection with the Reorganization and that the terms and conditions of the Reorganization Agreement were fair and reasonable as between the Funds.

Tax-free Reorganization.  For U.S. federal income tax purposes, the Reorganization is expected to be tax-free.  Provided that the Reorganization is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of the Closed-End Fund in exchange for Retail Class shares of the Open-End Fund, and the aggregate tax basis of the Retail Class shares received by the Closed-End Fund will be the same as the aggregate tax basis of the Closed-End Fund shares exchanged for the Open-End Fund Retail Class Shares.

Expenses of Reorganization.  The Board considered that Closed-End Fund stockholders would bear approximately $400,000 of the estimated costs of the Reorganization, including but not limited to the costs of preparing and printing the Proxy Statement/Prospectus, the solicitation costs incurred in connection with the Reorganization and the Closed-End Fund’s directors and officers insurance for a period of six years following the Reorganization, but excluding certain one-time costs expected to be approximately $80,000 associated with the conversion of accounts to be paid by the Open-End Fund. The Reorganization expenses in the aggregate are estimated to be approximately $480,000.

                Based on all of the foregoing, the Board concluded that the proposed Reorganization is in the best interests of the Closed-End Fund stockholders and that the interests of the existing stockholders of the Closed-End Fund will not be diluted as a result of the Reorganization.  Accordingly, on October 8, 2010 the Directors of the Closed-End Fund announced their preliminary approval of the proposed Reorganization.  On November 2, 2010, the Directors of the Closed-End Fund, including all Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”), unanimously approved the terms of the proposed Reorganization of the Closed-End Fund into the Open-End Fund.  Separately, the Board of Trustees of the Open-End Fund similarly unanimously approved the Reorganization on November 17, 2010.

The Board of Directors of the Closed-End Fund recommends that you vote “FOR” the Reorganization.

Agreement and Plan of Reorganization

The proposed Reorganization will be governed by the Reorganization Agreement, the form of which is attached as Appendix 1.  The Agreement provides that the Closed-End Fund will transfer all of its assets to the Open-End Fund solely in exchange for the issuance of full and fractional Reorganization Shares and the assumption of all the Closed-End Fund’s liabilities.  The Reorganization Shares will be issued on or about March 28, 2011 or such other date as may be agreed upon by the parties (the “Closing Date”).  The following discussion is qualified in its entirety by the full text of the Reorganization Agreement.

                Pursuant to the Reorganization Agreement, and subject to the terms and conditions set forth therein, the Closed-End Fund will transfer all of its assets to the Open-End Fund, including, without limitation, all cash, cash equivalents, securities, commodities, interests in futures and dividends or interest receivables.  In consideration therefor, the Open-End Fund will deliver to the Closed-End Fund a number of full and fractional Reorganization Shares and assume all liabilities of the Closed-End Fund.  The number of Reorganization Shares to be issued (including fractional shares, if any) in exchange for the Closed-End Fund’s net assets, shall be determined by dividing the value of the Closed-End Fund’s net assets by the net asset value per Open-End Fund share determined as of a valuation date set forth in the Reorganization Agreement (the “Valuation Date”).  As soon as possible after the Closing Date, the Closed-End Fund will distribute in complete liquidation of the Closed-End Fund, pro rata to its stockholders of record determined as of the close of business on the Valuation Date, all of the Reorganization Shares received by the Closed-End Fund, and proceed to dissolve and terminate in accordance with the Reorganization Agreement, but such transactions shall be completed no later than six (6) months after the Closing Date.

                The Board of Directors of the Closed-End Fund and the Board of Trustees of the Open-End Fund have determined that the proposed Reorganization is in the best interest of each Fund, and that the interests of each Fund’s shareholders or stockholders will not be diluted as a result of the transactions contemplated by the Reorganization Agreement.

The consummation of the Reorganization is subject to the terms and conditions and on the representations and warranties set forth in the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the Funds.  In addition, either the Closed-End Fund or the Open-End Fund may terminate the Reorganization Agreement at or before the Closing Date due to: (a) a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or (c) a determination by the Board of Trustees of the Open-End Fund or the Board of Directors of the Closed-End Fund that the consummation of the transactions contemplated herein is not in the best interests of the Open-End Fund or Closed-End Fund, respectively.

                The Closed-End Fund will bear all expenses associated with, and incurred or accrued through the Reorganization, except for certain one-time costs associated with the conversion of accounts which shall be borne by the Open-End Fund.  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of either Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the Reorganization Shares

                The Reorganization Shares to be issued to the Closed-End Fund in accordance with the Reorganization Agreement are Retail Class shares of the Open-End Fund.   There will be a redemption fee of 2% that will apply to redemptions requested within 90 days following the consummation of the Reorganization.

Certain U.S. Federal Income Tax Consequences

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive an opinion from Davis Graham & Stubbs LLP, substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:

(a)           The transfer of all the Closed-End Fund’s assets to the Open-End Fund in exchange solely for Reorganization Shares and the assumption by the Open-End Fund of all the liabilities of the Closed-End Fund followed by the pro rata distribution by the Closed-End Fund of all the Reorganization Shares to the Closed-End Fund Stockholders in complete liquidation of the Closed-End Fund, as set forth above, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Open-End Fund and the Closed-End Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)           No gain or loss will be recognized by the Open-End Fund upon the receipt of all the assets of the Closed-End Fund solely in exchange for Reorganization Shares and the assumption by the Open-End Fund of all the liabilities of the Closed-End Fund.

(c)           No gain or loss will be recognized by the Closed-End Fund upon the transfer of all the Closed-End Fund’s assets to the Open-End Fund solely in exchange for Reorganization Shares and the assumption by the Open-End Fund of all the liabilities of the Closed-End Fund or upon the distribution (whether actual or constructive) of Reorganization Shares to the Closed-End Fund Stockholders solely in exchange for such stockholders’ shares of the Closed-End Fund in complete liquidation of the Closed-End Fund.

(d)           No gain or loss will be recognized by the Closed-End Fund Stockholders upon the exchange of their Closed-End Fund shares solely for Reorganization Shares in the Reorganization.

(e)           The aggregate tax basis of the Reorganization Shares received by each Closed-End Fund Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Closed-End Fund shares exchanged therefor by such stockholder.  The holding period of Reorganization Shares received by each Closed-End Fund Stockholder will include the period during which the Closed-End Fund shares exchanged therefor were held by such stockholder, provided such Closed-End Fund shares are held as capital assets at the time of the Reorganization.

(f)            The tax basis of the Closed-End Fund’s assets transferred to the Open-End Fund will be the same as the adjusted tax basis of such assets to the Closed-End Fund immediately before the Reorganization.  The holding period of the assets of the Closed-End Fund in the hands of the Open-End Fund will include the period during which those assets were held by the Closed-End Fund immediately prior to the Reorganization.

The opinion will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) as a result of the transfer of such asset regardless of whether such transfer would otherwise be a nonrecognition transaction.

The opinion shall be based on customary assumptions and is conditioned upon the receipt of such representations as Davis Graham & Stubbs LLP may reasonably request of the Funds.

                Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a stockholder of the Closed-End Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Closed-End Fund shares and the fair market value of the Reorganization Shares he or she received.  Stockholders of Closed-End Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

In the event that any of the portfolio assets of the Closed-End Fund are sold in connection with the Reorganization, the actual tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Closed-End Fund’s tax basis in such assets. Any net capital gains recognized in these sales, after the application of any available capital loss carry forwards, will be distributed to the Closed-End Fund’s stockholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital loss and after application of any available capital loss carry forwards) during or with respect to the year of sale and such distributions will be taxable to stockholders. Because the Reorganization will end the tax year of the Closed-End Fund, it will accelerate distributions to stockholders from the Closed-End Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any capital gains resulting from portfolio turnover prior to the Reorganization.

Prior to the Closing Date (as defined in the Reorganization Agreement), each of the Closed-End Fund and the Open-End Fund will declare a distribution to its respective shareholders, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains (after reduction by any capital loss carry forwards), if any, through the Closing. These distributions will be taxable to shareholders and, with respect to the Closed-End Fund, will be paid in cash to all stockholders, even those who participate in the Closed-End Fund’s dividend reinvestment plan.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization (the “Section 382 Limitation”).  Because the Open-End Fund presently holds assets with a net asset value significantly lower than the net asset value of the assets held by the Closed-End Fund, it is anticipated that such a limitation will apply to the Open-End Fund’s capital loss carry forwards, although this assumption depends upon factors that are currently unknown.  The following generally describes some of the potential consequences of the Section 382 Limitation.  First, a Fund’s “pre-Reorganization losses” (including capital loss carry forwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable, or will be substantially limited, to offset gains of the combined Open-End Fund. Second, one Fund’s pre-Reorganization losses cannot be used to offset unrealized gains in another Fund that are “built in” at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, a Fund’s loss carry forwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the Open-End Fund for the taxable year of the Reorganization that is equal to the portion of the Open-End Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

The combined Open-End Fund resulting from the Reorganization will have tax attributes that reflect a blending of the tax attributes of the two Funds at the time of the Reorganization (including as affected by the rules set forth above). The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined fund following the Reorganization, and consequently the extent to which the combined Open-End Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules and blending of tax attributes described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.  The potential limitations on capital losses available to offset future gains may cause shareholders of a Fund to pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including, without limitation, the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Capitalization

The following table shows, as of June 30, 2010, the capitalization of each Fund and the pro forma combined capitalization of the post-Reorganization Open-End Fund, giving effect to the proposed Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Blue Chip Value Fund, Inc. (“Closed-End Fund”)
Common Shares	$94,794,829	$3.33	28,463,912

Westcore Blue Chip Fund (“Open-End Fund”)
Retail Class	$14,228,710	$9.64	1,476,048
Institutional Class	$18,653,768	$9.65	1,933,690
Total	$32,882,478

Pro Forma Adjustments	($400,000)(1)	-	(18,671,917)(2)

Combined Open-End Fund (Pro Forma)
Retail Class	$108,623,539	$9.64	11,268,043
Institutional Class	$18,653,768	$9.65	1,933,690

(1)

Reflects the estimated reorganization expenses of $400,000 to be paid by the Blue Chip Value Fund.  The $80,000 in estimated reorganization expenses to be paid by the Westcore Blue Chip Fund is expected to have no impact to the Combined Open-End Fund Net Assets due to the Fee Waiver Agreement between Westcore Blue Chip Fund and Denver Investments.

(2)	Reflects the change in shares outstanding resulting from the exchange of Blue Chip Value Fund, Inc. shares for shares of Westcore Blue Chip Fund, inclusive of the $400,000 in estimated net reorganization expenses.

Required Vote; Recommendation of the Board of Directors

Pursuant to the charter of the Closed-End Fund, the transactions contemplated by the Reorganization Agreement require, if approved by the affirmative vote of three-fourths of the total number of Directors, the affirmative vote of the holders of a majority of the Closed-End Fund’s shares of common stock outstanding and entitled to vote thereon.  Abstentions and broker non-votes, if any, will have the effect of votes against the proposal.  The Directors of the Closed-End Fund, a majority of whom are independent Directors, unanimously recommend approval of the Reorganization.

VOTING MATTERS AND OTHER INFORMATION

Shares Entitled to Vote

Holders of record of shares of the Closed-End Fund at the close of business on November 19, 2010 (the “Record Date”) will be entitled to one vote per share at the Special Meeting and any postponement or adjournment thereof.

On the Record Date, the following number of shares were issued and outstanding for the Closed-End Fund:

Shares                                                    Issued and Outstanding

Common Stock                                                     28,463,912

Quorum and Adjournment

A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of common stock of the Closed-End Fund.  If a Proxy is properly submitted accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business.

The by-laws of the Closed-End Fund authorize the Chairman of the Special Meeting to adjourn or postpone the Special Meeting to a later date (whether or not a quorum is present) without notice other than announcement at the Special Meeting for such purposes as the Chairman shall deem appropriate, including further solicitation of proxies.  In addition, in the absence of a quorum, the stockholders present (in person or by proxy) may adjourn the Special Meeting to a later date, without notice other than announcement at the Special Meeting by majority vote of those present.  Adjournments or postponements may occur in order to defer action on the Reorganization.  The Special Meeting may be adjourned up to 120 days after the Record Date for the Special Meeting without further notice other than announcement at the Special Meeting.  If the Special Meeting is adjourned to a date more than 120 days after the Record Date upon at least 10 days’ notice, a new record date must be established for voting at such adjourned Special Meeting, and any unrevoked proxies submitted by any stockholder of record as of the Record Date, with respect to shares that such stockholder continues to hold of record on the new record date, may be voted at the adjourned Special Meeting and any subsequent adjourned Special Meeting, provided that any adjourned Special Meeting is not more than 120 days after the new record date.  At any adjourned Special Meeting at which a quorum is present, any action may be taken that could have been taken at the Special Meeting originally called.

Voting

Each valid proxy card received in time for the Special Meeting will be voted in accordance with the instructions on the proxy card as the persons named in the proxy card determine on such other business as may come before the Special Meeting.  A vote in favor of approval of the Agreement and Plan of Reorganization encompasses a vote for dissolution of the Closed-End Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Closed-End Fund’s directors and officers, certain affiliated persons of the investment adviser, and persons who own more than ten percent of the Closed-End Fund’s shares to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of shares of the Closed-End Fund.  Specific due dates for these reports have been established, and the Closed-End Fund is required to disclose in this Proxy Statement any failure to file by the specific due dates.  To the Closed-End Fund’s knowledge, all reports were filed on a timely basis for the fiscal year ended December 31, 2009.  In making these disclosures, the Closed-End Fund has relied on copies of reports that were furnished to it and written representations of its directors, officers and investment adviser.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the directors and officers of the Closed-End Fund owned less than 1% of the outstanding shares of the Closed-End Fund, except as set forth below.

Name	Title	Shares Owned	% Ownership

Todger Anderson	President and Director	337,511	1.19%

Kenneth V. Penland	Chairman and Director	603,493[1]	2.12%
[1] Including 534,856 shares held by Mr. Penland or the Penland Family Trust, 3,098 shares owned by Mr. Penland's wife, and 65,539 shares owned in a trust for Mr. Penland's daughter.

To the knowledge of the Closed-End Fund, as of the Record Date, no stockholder or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, owns beneficially more than 5% of any class of the Closed-End Fund’s outstanding shares, except as set forth below, which was obtained from a December 6, 2010 13D filing with the Closed-End Fund.

Share Class	Name and Address	Shares Owned	% Ownership	Type of Ownership
Common Stock	Brooklyn Capital Management and Phillip Goldstein (60 Heritage Drive, Pleasantville, NY 10570) and Bulldog Investors and Andrew Dakos (Park 80 West, Saddle Brook, NJ 07663)	4,726,030	16.60	Beneficial Only

As of the Record Date, the trustees and officers of Westcore Trust, of which the Open-End Fund is a series, owned less than 1% of the outstanding shares of the Open-End Fund.  To the knowledge of the Open-End Fund, as of the Record Date, no shareholder or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, owns beneficially more than 5% of any class of the Open-End Fund’s outstanding shares, except as set forth below:

WESTCORE BLUE CHIP FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	32.69%	448,259	$4,859,127.66	Record Only
Colorado State Bank Trust Department 6242 E. 41st Street, BTC-2W Tulsa, OK 74135	10.71%	146,907	$1,529,470.80	Record Only
George Tempest c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	5.34%	73,176	$793,230.04	Beneficial Only

WESTCORE BLUE CHIP FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Floor New York, NY 10281	59.20%	1,111,767	$12,073,786.83	Record Only
Wells Fargo Bank FBO Omnibus Account for Various Retirement Plans 1525 West Wt Harris Blvd. Charlotte, NC 28288	21.33%	440,637	$4,350,922.87	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	21.33%	440,637	$4,350,922.87	Beneficial Only
Rocky Mountain News Guild c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	17.65%	331,475	$3,599,813.15	Beneficial Only
Denver Mailers Union c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	16.00%	300,452	$3,262,905.13	Beneficial Only
Denver Typo Union c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	14.98%	281,257	$3,054,455.86	Beneficial Only
Oppenheimer & Co Inc FBO John B. Chafee Rollover IRA 125 Broad Street New York, NY 10004	8.25%	155,021	$1,683,529.06	Record & Beneficial
Denver News Press c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	7.97%	149,675	$1,625,470.37	Beneficial Only
Bonnie McNaughton Living Trust c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	6.90%	129,647	$1,407,964.25	Record & Beneficial
Jeffrey Dohse c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	5.30%	99,593	$1,081,581.71	Beneficial Only (1)

(1) Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power.  All voting power rests in the hands of the plan sponsor.

Stockholder/Shareholder Proposals

The Closed-End Fund holds an annual meeting of stockholders each year. As stated in the proxy statement for last year's annual meeting of stockholders, stockholders who intended to present a proposal which relates to a proper subject for stockholder action at the Annual Meeting of Stockholders in the year 2011, and who wished such proposal to be considered for inclusion in the Fund’s proxy materials for such meeting, must have caused such proposal to be received, in proper form, at the Fund’s principal executive offices no later than December 4, 2010.  Any such proposals, as well as any questions relating thereto, should have been directed to the Fund to the attention of its President.  If the Reorganization is approved by stockholders, it is anticipated that there will be no 2011 Annual Meeting of Stockholders of the Closed-End Fund.

The Open-End Fund is not required, and does not intend, to hold annual shareholder meetings.  Shareholder meetings may be called from time to time as described in the Westcore Trust's Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws.  Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in the Open-End Fund’s proxy statement for a particular meeting.  Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Open-End Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Open-End Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.

Shareholder proposals to be presented at any future meeting of shareholders must be received by the Open-End Fund in writing a reasonable amount of time before the Open-End Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.  Shareholders wishing to submit a proposal for inclusion in a proxy statement should send their written proposal to the Secretary of the Westcore Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.  The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Miscellaneous

The Fund has retained Okapi Partners, LLC (“Okapi”), 437 Madison Avenue, 28th Floor, New York, New York 10022 to assist in the proxy solicitation and tabulation of votes. The cost of its services is estimated at $35,000, plus associated fees and expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Closed-End Fund’s officers or Okapi, in person or by telephone, will be borne by the Closed-End Fund.

Other Business

Under the by-laws of the Closed-End Fund, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the proposal to approve the Reorganization, no other business may properly come before the Special Meeting.  If any such procedural matter requiring a vote of stockholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

Stockholder Inquiries

Stockholder inquiries may be addressed to Blue Chip Value Fund, Inc. in writing at 1225 17th Street, 26th Floor, Denver, Colorado 80202, or by calling 1-800-624-4190.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE REQUESTED TO VOTE USING THE METHODS DESCRIBED ON THE ENCLOSED PROXY CARD.

By order of the Board of Directors

Nancy P. O’Hara
Secretary
Blue Chip Value Fund, Inc.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [___] day of November, 2010 by and among Westcore Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of Westcore Blue Chip Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust, Blue Chip Value Fund Inc., a Maryland corporation (the “Selling Fund”) (the Acquiring Fund and Selling Fund referred to herein as a “Fund” and collectively, the “Funds”), and Denver Investment Advisors LLC (“Denver Investments”), a Colorado limited liability company (for purposes of Section 5.13 of this Agreement only).  The principal place of business of the Acquiring Trust is 1290 Broadway, Suite 1100, Denver, CO 80203.  The principal place of business of the Selling Fund is 1225 17th St., 26th Floor, Denver, CO 80202.  The principal place of business of Denver Investments is 1225 17th St., 26th Floor, Denver, CO 80202.

This Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.  The reorganization will consist of:  (i) the transfer of all the assets of the Selling Fund to the Acquiring Fund, in exchange solely for Retail Class shares of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; and (ii) as soon as possible after the Closing, hereinafter referred to, the distribution, to the stockholders of the Selling Fund of Acquiring Fund Shares and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, and such transactions to be completed no later than six (6) months after the Closing, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Selling Fund are, respectively, open-end and closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Selling Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Selling Fund has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

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ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND’S LIABILITIES AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

1.1  THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund.  In consideration therefor, the Acquiring Fund agrees:  (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3.  All Acquiring Fund Shares delivered to the Selling Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2  ASSETS TO BE TRANSFERRED.  The Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, cash equivalents, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, as such term is defined in Section 3.1.  The transfer of assets shall become effective at such time as Articles of Transfer have been filed with and accepted for record by the State Department of Assessments and Taxation of Maryland (“SDAT”).

1.3  LIABILITIES TO BE ASSUMED.  The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date.  Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including without limitation all obligations of the Selling Fund to indemnify the Selling Fund directors and officers (the “Selling Fund Indemnified Parties”) against all liabilities and expenses to the extent provided by the Selling Fund’s indemnification agreements, articles of incorporation and by-laws.

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1.4  LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is possible, but no later than six (6) months after the Closing Date (the “Liquidation Date”):  (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (each, a “Selling Fund Shareholder” and together, the “Selling Fund Shareholders”), all of the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  The aggregate net asset value of Acquiring Fund Shares to be so credited to Selling Fund Shareholders shall be equal to the aggregate net asset value of the Selling Fund shares owned by such shareholders as of the Valuation Date (as defined below).  The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5  OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued at the Closing to the Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Selling Fund Shareholders.

1.6  FILINGS.  Any reporting responsibility of the Selling Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund.

1.7  TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8  TERMINATION.  The Selling Fund will, as soon as practicable after the Liquidation Date, file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Selling Fund has ceased operations as an investment company.  Upon receipt of such order, the Selling Fund shall be dissolved, terminated and have its affairs wound up in accordance with Maryland state law, promptly following the Closing Date, but in no event later than six (6) months after the Closing Date, and the making of all distributions pursuant to Section 1.4.

1.9  BOOKS AND RECORDS.  All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

1.10 DIVIDEND.  In order for the Selling Fund to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, the Selling Fund will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

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ARTICLE II
VALUATION

2.1  VALUATION OF ASSETS AND LIABILITIES.  The value of the Selling Fund’s net assets shall be the value of all the Selling Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), less the amount of all the Selling Fund’s liabilities.  The value of the Selling Fund’s assets and liabilities shall be determined by using the valuation procedures set forth in the Selling Fund’s Articles of Incorporation, By-Laws and prospectus, each as it may be amended or supplemented, and the Funds’ Proxy Statement/Prospectus to be used in connection with the Reorganization or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2  VALUATION OF SHARES.  The net asset value per Acquiring Fund common share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and prospectus, each as it may be amended, and the Funds’ Proxy Statement/Prospectus to be used in connection with the Reorganization or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3  SHARES TO BE ISSUED.  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund’s net assets, shall be determined by dividing the value of the Selling Fund’s net assets determined in accordance with Section 2.1 by the net asset value per Acquiring Fund Share determined in accordance with Section 2.2.

2.4  EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Selling Fund is impracticable, as mutually agreed to in writing by the duly authorized officers of both parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.5  COMPUTATIONS OF NET ASSETS. All computations of net asset value shall be made by or under the direction of each Fund’s respective accounting agent, in accordance with its regular practice and the requirements of the 1940 Act.

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ARTICLE III
CLOSING AND CLOSING DATE

3.1  CLOSING DATE.  The Closing shall occur at the opening of business on March 28, 2011 or such other date as the parties may agree in writing (the “Closing Date”) which is also the effective time of the Reorganization.  Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the Valuation Date.  The Closing shall be held at the offices of the Acquiring Trust in Denver, Colorado or at such other time and/or place as the parties may agree.  The Selling Fund shall file appropriate Articles of Transfer pursuant to the laws of the State of Maryland on the Closing Date.

3.2  CUSTODIAN’S CERTIFICATE.  The Selling Fund shall cause the Bank of New York Mellon, as custodian for the Selling Fund (the “Selling Fund Custodian”), to deliver to the Bank of New York Mellon, acting as custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), at the Closing, or as soon as practical thereafter, a certificate of an authorized officer stating that:  (a) the Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

3.3   TRANSFER AGENT’S CERTIFICATE.  The Selling Fund shall cause Bank of New York Mellon Shareowner Services, as transfer agent for the Selling Fund, to deliver to the Acquiring Fund at the Closing, or as soon as practical thereafter, a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number, class and percentage ownership (to three decimal places) of outstanding shares owned by each Selling Fund Shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver, or cause ALPS Fund Services, Inc. to issue and deliver, a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or as soon as practical thereafter, to the Secretary of the Selling Fund or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.

3.4  DELIVERY OF ADDITIONAL ITEMS.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1  REPRESENTATIONS OF THE SELLING FUND.  The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)        The Selling Fund is a Maryland corporation duly organized, validly existing and in good standing, existing under the laws of the state of Maryland with power under the Selling Fund’s Articles of Incorporation, as amended or supplemented, to own all of its properties and assets and to carry on its business as it is presently being conducted and, subject to approval of shareholders of the Selling Fund, is duly authorized to carry out the Agreement.

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(b)         The Selling Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except in jurisdictions in which the failure to so qualify would not have a material adverse effect on the Selling Fund.  The Selling Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Selling Fund.

(c)          The Selling Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect and the Selling Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(d)         The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in: (i) the violation of Maryland state law or of any provision of the Selling Fund’s Articles of Incorporation or By-Laws, each as it may be supplemented or amended, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound; (ii) the acceleration of any obligation or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Selling Fund is a party or by which it is bound; or (iii) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Selling Fund.

(e)          Except as otherwise disclosed in writing to and accepted in writing by the Acquiring Fund, the Selling Fund has no material contracts or other commitments that will be terminated with liability to the Selling Fund before the Closing Date.

(f)           No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement.  The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)          The financial statements of the Selling Fund as of December 31, 2009, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles consistently applied and have been audited by an independent registered public accounting firm, and such statements, together with the unaudited financial statements of the Selling Fund for the six months ended June 30, 2010  (copies of each of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

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(h)          Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date.  For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund due to declines in market values of securities in the Selling Fund’s portfolio shall not constitute a material adverse change.

(i)           All U.S. federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects.  All U.S. federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above.  To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted against the Selling Fund.

(j)           All issued and outstanding shares of the Selling Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) and state securities laws, and are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund.  All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3.  The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.

(k)          At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

(l)            Other than approval by the Selling Fund Shareholders, the execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Selling Fund, including determinations required by Rule 17a-8 under the 1940 Act.  Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)         The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

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(n)           From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)           For each taxable year of its operations, the Selling Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the current taxable year), as a “regulated investment company” under the Code (a “RIC”) and (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code.  The Selling Fund will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code.  The Selling Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Selling Fund to fail to qualify as a RIC under the Code.

(p)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Maryland state law, as applicable, for the execution of this Agreement by the Selling Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7) and the filing of any documents that may be required under Maryland state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in Section 5.2; and

(q)           The Selling Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

4.2  REPRESENTATIONS OF THE ACQUIRING TRUST.  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:

(a)           The Acquiring Trust is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all or its properties and assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b)           The Acquiring Trust is duly authorized in accordance with the applicable provisions of the Acquiring Fund’s Declaration of Trust, as amended.

(c)           The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.  The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the Acquiring Trust’s Declaration of Trust, as amended, and is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

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(d)          The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except in jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund.

(e)           The Acquiring Trust is not, and the execution, delivery and performance of this Agreement will not result, in:  (i) the violation of Massachusetts law, of the Acquiring Trust’s Declaration of Trust or Code of Regulations, each as it may be amended or supplemented, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound; (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contact, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound; or (iii) the creation or imposition of any lien, charge or encumbrance on any property or asset of the Acquiring Fund.

(f)            No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(g)           The financial statements of the Acquiring Fund as of December 31, 2009, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles consistently applied and have been audited by an independent registered public accounting firm, and together with the unaudited financial statements of the Acquiring Fund for the six months ended June 30, 2010, such statements (copies of each of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)           Since the dates of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date.  For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio shall not constitute a material adverse change.

(i)             The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.  The Acquiring Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there any security convertible into any Acquiring Fund Shares.

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(j)            The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(k)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Trust, including the determinations required by Rule 17a-8 under the 1940 Act, and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)             From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)           For each taxable year of its operations, the Acquiring Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the current taxable year), as a RIC and (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code.  The Acquiring Fund will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code.  The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC under the Code.

(n)            No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts state law, as applicable, for the execution of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7) and the filing of any documents that may be required under Massachusetts law and except for the filing of any documents that may be required under the 1933 Act, the 1934 Act, the 1940 Act, and such as may be required by state securities laws and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(o)            The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

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(p)            At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all U.S. federal and other taxes (shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(q)            At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Selling Fund has received notice at or prior to the Closing; and.

(r)             The Acquiring Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

ARTICLE V
COVENANTS OF ACQUIRING FUND AND SELLING FUND

5.1  OPERATION IN ORDINARY COURSE.  Subject to Section 1.2, the Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Fund each covenant to operate their business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distributions necessary or desirable to avoid U.S. federal income or excise taxes.  No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2  SHAREHOLDER APPROVAL.  The Selling Fund will call a special meeting of the Selling Fund Shareholders entitled to vote thereon to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3  INVESTMENT REPRESENTATION.  The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4  ADDITIONAL INFORMATION.  The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares.

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5.5  FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.  In particular, the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Selling Fund’s assets and otherwise to carry out the intent and purpose of this Agreement.

5.6  STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within (sixty) 60 days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Fund’s Treasurer, a statement of the earnings and profits of the Selling Fund for U.S. federal income tax purposes, as well as any capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7  PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.  The Acquiring Fund will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the “Registration Statement”).  The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information reasonably necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8  REPORTING RESPONSIBILITY.  Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Selling Fund until the termination of the Selling Fund under Section 1.8 of the Agreement.

5.9  FUND FINANCIAL STATEMENTS.  The financial statements of each Fund as of June 30, 2010, and for the semi-annual period then ended, were prepared in accordance with generally accepted accounting principles, and such statements (copies of which will be furnished to the other Fund) fairly reflected the financial condition of the Fund as of June 30, 2010, and there were no known contingent liabilities of the Fund as of such date that are not disclosed in such statements.

5.10 TAX STATUS OF REORGANIZATION.  It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code.  None of the Selling Fund, the Acquiring Trust or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Davis Graham & Stubbs LLP to render the tax opinion contemplated in this Agreement.

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5.11  LIQUIDATING DISTRIBUTION.  As soon as is reasonably practicable after the Closing, the Selling Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  FULFILLMENT OF CONDITIONS PRECEDENT.  The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE. Upon the consummation of the transactions at Closing as contemplated by this Agreement, the officers of the Selling Fund shall have obtained, or caused to be obtained, extended directors’ and officers’ liability insurance (“Tail D&O Insurance”) for the Selling Fund Indemnified Parties.  The continuation of such Tail D&O Insurance shall commence at the Closing and shall terminate six years from such date.  The Tail D&O Insurance shall have the same or at least comparable coverage, terms and conditions, such as coverage amounts, retention, deductible, exclusions and limits as the D&O insurance in force on behalf of Selling Fund Indemnified Parties on the date of execution of this Agreement.  In the event of any claim under the Tail D&O Insurance, Denver Investments shall pay any deductible under such coverage.  The Tail D&O Insurance shall not require a Selling Fund Indemnified Party to seek indemnification from the Acquiring Trust prior to, or as a condition of, the making of a claim or the payment of a claim under such Tail D&O Insurance.  The expense of the tail D&O insurance shall be borne by the Selling Fund.

5.14  FULFILLMENT OF CONDITIONS PRECEDENT.  The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

ARTICLE VI
CONDITION PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject to the following conditions:

6.1  All representations, covenants, and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2  The Acquiring Fund shall have delivered to the Selling Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President in a form reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Selling Fund shall reasonably request.

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6.3  The Selling Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, to the effect that:

(a)        The Acquiring Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts;

(b)        the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)        the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)        the execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, (i) violate the Acquiring Trust’s Declaration of Trust or Code of Regulations, each as amended or (ii) violate any provision of any material agreement known to such counsel;

(e)        to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States, the laws of the Commonwealth of Massachusetts or under state securities or “Blue Sky” laws for the issuance of Acquiring Fund Shares pursuant to the Agreement, have been obtained or made;  and

(f)        The Acquiring Fund Shares to be issued for transfer to Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest of the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof.

Such opinion shall be based on customary assumptions and is conditioned upon the receipt of such representations as Davis Graham & Stubbs LLP may reasonably request of the Acquiring Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may also rely on the opinion of other counsel to the extent set forth in such opinion, and, with respect to the opinion on the enforceability of this Agreement, may assume without any independent investigations that the laws of the Commonwealth of Massachusetts are identical in all respects to the corporate laws of the State of Colorado.

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ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1  All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2  The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Selling Fund’s President in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Selling Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.3  The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund, as soon as practical after the Closing.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion from Drinker Biddle & Reath LLP, dated as of the Closing Date, to the effect that:

(a)        The Selling Fund has been formed as a corporation under the laws of the State of Maryland and is legally existing as a corporation under the laws of the State of Maryland;

(b)        the Selling Fund has the corporate power to carry on its business as presently conducted;

(c)        the Agreement has been duly authorized, executed and delivered by the Selling Fund, and constitutes a valid and legally binding obligation of the Selling Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)        the execution and delivery of the Agreement by the Selling Fund, did not, and the exchange of the Selling Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, (i) violate the Selling Fund’s Articles of Incorporation, as amended or supplemented, or its By-laws, as amended or (ii) violate any provision of any material agreement known to such counsel; and

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(e)        to the knowledge of such counsel, and without any independent investigation, (i) the Selling Fund is not subject to any litigation or other proceedings, other than as already disclosed to the Acquiring Trust, that might have a materially adverse effect on the operations of the Selling Fund, (ii) the Selling Fund is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Fund under the federal laws of the United States or the laws of the State of Maryland or under state securities or “Blue Sky” laws for the transfer of the Selling Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

 Such opinion shall be based on customary assumptions and such representations as Drinker Biddle & Reath LLP may reasonably request of the Selling Fund and the Selling Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may also rely on the opinion of other counsel to the extent set forth in such opinion, and, with respect to the opinion on the enforceability of this Agreement, may assume without any independent investigations that the laws of the Commonwealth of Massachusetts are identical in all respects to the laws of the Commonwealth of Pennsylvania.

7.5  As of the Closing Date, the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund has identified, within at least one month prior to the Closing, to the Selling Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Fund’s trust instrument or bylaws, or of investment restrictions disclosed in the Registration Statement.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the following:

8.1  This Agreement and the transactions contemplated herein (including the transfer of assets and liabilities by, and the dissolution of, the Selling Fund) shall have been approved by the requisite vote of the holders of outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund’s Articles of Incorporation, as amended or supplemented, applicable Maryland law, the rules of the NYSE and the 1940 Act, and certified copies of the actions evidencing such approval shall have been delivered to the Acquiring Fund.   Articles of Transfer shall have been filed with and accepted for record by the SDAT.  Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1.

8.2  On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

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8.3  All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  Each Fund shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the shareholders of such Fund substantially all of such Fund’s investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carryover and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date.

8.6  The Funds shall have received an opinion of Davis Graham & Stubbs LLP substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:

(a)           The transfer of all the Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund followed by the pro rata distribution by the Selling Fund of all the Acquiring Fund Shares to the Selling Fund Shareholders in complete liquidation of the Selling Fund, as set forth in Section 1.4, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)          No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund.

(c)          No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders’ shares of the Selling Fund in complete liquidation of the Selling Fund, as set forth in Section 1.4.

(d)          No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.

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(e)          The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder.  The holding period of Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.

(f)           The tax basis of the Selling Fund’s assets transferred to the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Selling Fund immediately before the Reorganization.  The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund immediately prior to the Reorganization.

The opinion will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) as a result of the transfer of such asset regardless of whether such transfer would otherwise be a nonrecognition transaction.

Such opinion shall be based on customary assumptions and is conditioned upon the receipt of such representations as Davis Graham & Stubbs LLP may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this Section 8.6.

ARTICLE IX
EXPENSES

9.1  Except for the expenses described in Section 9.2 below, the Selling Fund will bear all of the expenses associated with, and incurred or accrued through the Reorganization, including, but not limited to, any transaction costs payable by the Selling Fund in connection with the purchase and sale of assets as directed by the Acquiring Fund prior to the date of the Reorganization and the Tail D&O Insurance referenced in Section 5.13 of this Agreement.  The payment by the Selling Fund of the expenses contemplated in this Section 9.1 shall not be contingent upon the successful completion of the Reorganization.

9.2  The Acquiring Fund will bear the one-time expenses expected to be approximately $80,000 associated with the conversion and opening of accounts on the books of the Acquiring Fund contemplated in Section 1.4 above.

9.3  Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.4  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Selling Fund or the Acquiring Fund, as the case may be, as a RIC.  Selling Fund Shareholders will pay their respective expenses, if any, incurred in connection with the Reorganization.

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ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, but not limited to, any documents delivered or deliverable subsequent to the Closing, such as the Section 3.2 Custodian’s certificate, the Section 3.3 Transfer Agent certificates, the Section 5.6 Treasurer’s certificate and the Section 7.3 Treasurer’s certificate, shall not survive the consummation of the transactions contemplated hereunder except sections 1.3 and 5.13 of this Agreement.

ARTICLE XI
TERMINATION

11.1       This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund and such termination may be effected by the Presidents of the Acquiring Fund and the Selling Fund in writing without further action by their Boards of Trustees or Directors, as the case may be.  In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a)          a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof;

(b)          a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)          a determination by the Board of Trustees of the Acquiring Fund or the Board of Directors of the Selling Fund that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Selling Fund, respectively.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, or their respective board members and officers.  In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII
AMENDMENTS

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the Selling Fund as specifically authorized by their Boards of Trustees or Directors, as the case may be; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.  At any time prior to the Closing, any of the conditions precedent to the obligations of a party under this Agreement, other than Section 8.6, may be waived in whole or in part by the other party in a writing signed and delivered by the authorized officers of the waiving party.

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ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

13.1          The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3          This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of laws.

13.4          This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement other than the Selling Fund’s Indemnified Parties and their respective successors and assigns pursuant to Sections 1.3 and 5.13 of the Agreement.

13.5          It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquiring Fund or the Selling Fund personally, but shall bind only the property of the respective Fund, as provided in the trust instrument or articles of incorporation of the respective Fund.  Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder.  The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Fund and the Board of Directors of the Selling Fund and signed by authorized officers of the Acquiring Fund and the Selling Fund, respectively, acting as such.  Neither the authorization by such Boards of Trustees or Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.

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ARTICLE XIV
NOTICES

14.1          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Fund or to the Acquiring Fund at the applicable address set forth in the first paragraph of this Agreement, or to any other address that the Selling Fund or the Acquiring Fund shall have last designated by notice to the other party.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Westcore Trust on behalf of Westcore Blue Chip Fund
By:
Name:
Title:
ACKNOWLEDGED:

By:
Name:
Title:
Blue Chip Value Fund, Inc.
By:
Name:
Title:
ACKNOWLEDGED:

By:
Name:
Title:

Denver Investment Advisors LLC
By:
Name:
Title:
ACKNOWLEDGED:

By:
Name:
Title:

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APPENDIX B

ADDITIONAL INFORMATION ABOUT THE CLOSED-END FUND

Blue Chip Value Fund, Inc. (the “Closed-End Fund” or the “Fund”) is a Maryland corporation that was organized on February 4, 1987. The Closed-End Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek a high level of total return through capital appreciation and current income consistent with investment primarily in a diversified portfolio of common stocks. There can be no assurance that the Fund will achieve its investment objective.

The Fund has a fundamental policy that during normal conditions it will at all times have at least 80% of its net assets (plus the amount of any borrowings for investment purposes) invested in equity securities of large companies with headquarters in the United States, such as those included in, or similar in size to those included in, Standard & Poor's 500 Composite Stock Price Index.  As of November 12, 2010, the average market capitalization of the companies included in the Standard & Poor's 500 Composite Stock Price Index was approximately $21.6 billion. The Fund calculates this requirement by adding the market values of common stocks, securities convertible into common stocks, rights and warrants to acquire common stocks to the net option premiums on individual common stocks and the amount of any borrowings for investment purposes and the notional principal of net futures positions, and subtracting from that total the market values of securities sold short and liabilities. The Fund's fundamental policies, like its investment objective, cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the shares at a meeting, if the holders of a majority of the shares are represented at the meeting, or (ii) more than 50% of the outstanding shares.

The Fund's investment philosophy is to identify and own securities that the investment adviser, Denver Investment Advisors LLC (“Denver Investments” or the “Adviser”), believes are undervalued or mispriced and have improving business prospects due to strong company and industry dynamics. The Fund remains fully invested during normal market conditions in approximately 50 common stocks, as well as other equity securities believed by the Adviser to represent the best values among the investment opportunities described above.

OTHER INVESTMENT POLICIES

Subject to the Fund's investment objective and policies described above, the Fund may make certain other investments and use certain investment practices as described below. These policies are non-fundamental, and may be changed in the future by the Board of Directors without the vote of stockholders.

TEMPORARY INVESTMENTS.

For temporary defensive purposes, the Fund may retain assets in cash and may invest without limit in short-term debt securities and instruments, which may include obligations of the United States Government, its agencies or instrumentalities; commercial paper having, at the time of purchase, a rating within the highest rating category by an unaffiliated nationally recognized statistical rating organization (a "NRSRO"), or if not rated, issued by companies having an outstanding unsecured debt issue currently rated within one of the two highest rating categories by a NRSRO; certificates of deposit or bankers' acceptances of domestic branches of U.S. Banks with total assets at the time of purchase of $1 billion or more; repurchase agreements with respect to such obligations; or securities issued by other investment companies which invest in high quality, short-term debt securities and which seek to maintain a $1.00 net asset value per share, or have similar characteristics appropriate for the Fund’s investment objective, including exchange-traded funds that mirror the S&P 500 Index. The Fund may also acquire short-term debt securities and instruments in the course of managing its daily cash position. During normal market conditions, however, the Fund will not invest more than 10% of its total assets in such securities. If securities issued by other investment companies are acquired, it will be done within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with all other shareholders, its pro rata portion of the other investment company's expenses.

B1

OPTIONS ON SECURITIES AND SECURITIES INDICES.

The Fund may purchase or write call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The purchase and writing of options involves some investment analysis and risks that are different from those associated with securities transactions in common stocks.

Options can seek to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Purchasing options to seek to increase return through their price appreciation involves the risk of loss of option premium if the Adviser is incorrect in its expectation of the direction or magnitude of the change in securities prices. Writing options to seek to increase income in the Fund involves the risk of net loss (after receiving the option premium) if the Adviser is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the Adviser is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

The Fund may purchase and sell various kinds of financial futures contracts as well as purchase and write options on any such futures contracts to hedge to reduce risk of loss, hedge against changes in securities prices of a securities index, reduce trading costs, or to seek to increase total return. The Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options.  The futures contracts may be based on various securities indices. The Fund may engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations.  These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, require the Fund to segregate cash or liquid assets with a value equal to the amount of the Fund's obligations under the associated contracts.

 Futures contracts are typically used to reduce risk in a portfolio by hedging, which involves selecting futures contracts to offset a position in the portfolio that may experience adverse price movement such that the net effect of the combined position on investment performance is neutral. The successful use of futures contracts or options on futures for hedging depends in part on the degree of correlation between a futures position and the portfolio position. Because perfect correlation between a futures position and the portfolio position it was intended to protect is seldom achieved, full protection may not be obtained and the Fund may still be exposed to risk of some loss. The profitability of the Fund's trading in futures to seek to increase total return depends upon the ability of the Adviser to correctly anticipate the securities markets and the futures markets.

While the Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in less favorable investment performance for the Fund than would have been the case in the absence of such transactions. The risk of loss involved in entering into futures contracts and in writing call options on futures to seek to increase total return is potentially unlimited and a loss may exceed the amount of the premium received. Financial futures markets typically have more trading liquidity than equity markets making futures contracts easier to enter and exit than common stocks. The use of futures to hedge is a risk-reducing strategy that in most circumstances would decrease the volatility of the Fund's net asset value. The use of futures to increase return may increase the volatility of the Fund's net asset value. Due to the low margin deposits required in futures trading, it is possible that a relatively small price movement in futures contracts used to enhance return may result in substantial losses for the Fund.

LIMITATION ON USE OF OPTIONS AND FUTURES CONTRACTS.

The use of options and futures will be limited so that:

1)

with respect to options and futures used for the purpose of hedging, the sum of (i) premiums paid on outstanding options held by the Fund and (ii) margin deposits on futures will at no time exceed 20% of the value of the Fund's total assets; and

B2

2)

with respect to options and futures used for the purpose of enhancing return, (i) the sum of premiums paid by the Fund for outstanding options will at no time exceed 15% of the value of the Fund's total assets, (ii) the sum of premiums received by the Fund from writing outstanding options when the Fund does not own the securities to which the option relates will at no time exceed 7% of the value of the Fund's total assets, (iii) the sum of the net equity exposures pertaining to each common stock underlying the outstanding options written or held by the Fund when the Fund does not own the securities to which the option relates will at no time exceed 7% of the value of the Fund's total assets, and (iv) the notional principal on outstanding futures positions will at no time exceed 7% of the value of the Fund's total assets.

     There is no limit on writing options if the Fund owns the securities to which the option relates.

SHORT SALES.

The Fund may make short sales of securities for purposes of hedging securities held or to seek to enhance the performance of the Fund. In a short sale transaction, the Fund borrows a security from a broker and sells it with the expectation that it will replace the security borrowed from the broker by repurchasing the same security at a lower price. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price. When the Fund engages in short sales, unless the short sale is otherwise "covered" in accordance with the policies of the SEC, the Fund will be required to maintain in a segregated account an amount of liquid assets equal to the difference between: (a) the market value of the security sold short as calculated on a daily basis and (b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, the Fund will maintain the segregated account on a daily basis at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short. Short sale transactions will be conducted so that not more than 10% of the value of the Fund's total assets at the time of entering into the short sale (exclusive of proceeds from short sales) will be, when added together, (a) in deposits collateralizing the obligation to replace securities borrowed to effect short sales, and (b) allocated to the segregated account in connection with short sales.

BORROWING.

In order to respond to changing market conditions and to raise additional cash for investment, the Fund is authorized to issue senior securities or borrow money from banks or other lenders in an amount not exceeding 15% of the value of its total assets, measured at the incurrence of the loan and including the amount borrowed, when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings may be unsecured or secured by pledging the Fund’s portfolio securities as collateral for the loan. The Fund will maintain continuous asset coverage of not less than 300% with respect to such borrowings.  If such asset coverage should decline to less than 300%, the Fund may be required to sell some of its portfolio securities within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Any investment gains made on securities purchased with borrowed monies in excess of interest paid on the borrowed monies will cause the net asset value of the Fund's shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including interest incurred on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than otherwise would be the case. This is the speculative factor known as "leverage."

Except as provided above, the Fund will not issue senior securities or borrow money except for (i) temporary bank borrowings (not in excess of 5% of the value of its total assets), (ii) short-term credits (not in excess of 5% of the value of its total assets) as are necessary for the clearance of securities transactions, and (iii) borrowings from banks or other lenders to finance the repurchase of its shares.

B3

FUNDAMENTAL INVESTMENT POLICIES

     The policies set forth below are fundamental policies of the Fund. The Fund may not:

     1. Underwrite the securities of other issuers or invest in restricted securities.

     2. Invest more than 20% of its total assets in any one industry.

     3. Purchase or sell real estate or real estate mortgage loans, or invest in the securities of real estate companies unless such securities are publicly traded.

     4. Purchase or sell commodities, commodity contracts, or futures, except futures on financial instruments.

     5. Lend its portfolio securities in excess of 25% of its total assets, taken at market value.

     6. Make loans to other persons (except as provided in 6 above), provided that for the purposes of this restriction the acquisition of short-term debt securities and instruments and repurchase agreements in which the Fund may invest shall not be deemed to be the making of a loan.

     7. Invest in companies for the purpose of exercising control or management.

     8. Invest in the securities of any one issuer (other than the United States or an agency or instrumentality of the United States) if, at the time of acquisition, the Fund would own more than 10% of the voting securities of such issuer or, as to 75% of the Fund's total assets, more than 5% of such assets would be invested in the securities of such issuer.

     9. Invest more than 5% of its total assets in repurchase agreements.

     10. Invest more than 5% of its total assets, taken at market value, in securities of issuers (other than the United States or an agency or instrumentality of the United States) having a record, together with predecessors, of less than three years of continuous operation.

     11. Invest in securities of foreign issuers whose securities are not traded on the New York or American Stock Exchanges or the NASDAQ-National Market System.

     12. Issue senior securities or borrow money except to the extent permitted under the 1940 Act.

     13. Purchase portfolio securities from or sell such securities directly to any of its officers, directors, employees or investment advisor as principal for their own account.

     Except with respect to restriction 12 above, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing restrictions.

B4

INVESTMENT AND MARKET RISKS

As an investment company that holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund will remain fully invested during periods when stock prices generally rise and also during periods when they generally decline.  Risks are inherent in equity investing, and investors should be able to tolerate significant fluctuations in the value of their investments. The Fund is subject to the additional risk that the particular types of stocks held by the Fund will underperform other stocks and may decline in value. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program. In addition, shares of closed-end investment companies such as the Fund are not redeemable and frequently trade at a discount from the Fund's per-share net asset value.

SHARE PRICE DATA

The Fund was organized in 1987. Its Common Stock generally traded at a discount from net asset value per share until the third quarter of 1992. From the third quarter of 1992 through the first quarter of 1994 the Fund's Common Stock traded at a slight premium above net asset value per share. After modifying the Fund's distribution policy, as described below, the Fund's Common Stock traded at a discount from net asset value per share until August of 1996.  The Fund has generally traded at a discount, with few exceptions, since December 1, 2007.

Prior to May 1, 2009, the Fund maintained a “managed distribution policy” (the “Policy”) which distributed at least 2.5% of its net asset value quarterly to its stockholders. The Fund declared and paid the first quarter distribution in April 2009. This distribution was not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund’s total distributions for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in their shares.

On May 1, 2009, the Board suspended the Fund’s policy. The Board took this action after considering a number of factors including, but not limited to, the outlook for the overall economy, an assessment of investment opportunities, the asset size and expense ratio of the Fund and the negative impact that the policy may have on the asset level and expense ratio. The Fund will continue to pay out any net investment income and net realized capital gains on an annual basis.  The Board continues to evaluate the Fund’s Policy and may reinstate the Policy at its discretion.

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The Board of Directors of the Fund is responsible for the overall management and operations of the Fund. The Statement of Additional Information contains information concerning the directors.

INVESTMENT ADVISOR

Denver Investment Advisors LLC (the “Adviser”) serves as the investment advisor to the Fund. The Adviser’s address is 1225 17th Street, 26th Floor, Denver, Colorado 80202. The Adviser was organized in 1994, as a limited liability company. It is owned and operated by the principal officers and employees of its predecessor firm. As of September 30, 2010, the Adviser had approximately $8.5 billion under management.  Subject to the general supervision of the Board of Directors, the Adviser manages the Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's securities, and maintains records relating to such purchases and sales. The Fund pays the Adviser a management fee at an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000.  The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week.

B5

CO-ADMINISTRATORS

The Adviser and ALPS Mutual Funds Services, Inc. ("ALPS") furnish the Fund with clerical, accounting, bookkeeping and related services, assist in the preparation of annual and semi-annual reports to the Securities and Exchange Commission and generally assist in all aspects of the Fund's operations. ALPS computes the net asset value and net income of the Fund, prepares federal and state tax returns and maintains the Fund's financial accounts and records (except stockholders' records). The Fund pays the Adviser and ALPS, respectively, a monthly fee based on an annual rate of 0.0955% and 0.01% of the Fund's average daily net assets up to $75,000,000, 0.05%, and 0.005% of the Fund's average daily net assets between $75,000,000 and $125,000,000, and 0.03% and 0.005% of the Fund's average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses.  The administrative service fee is paid monthly.

EXPENSES OF THE FUND

The Fund pays all of its expenses other than those expressly assumed by the Adviser. The expenses payable by the Fund include: expenses of the Reorganization, advisory fees payable to the Adviser and administrative fees payable to the Adviser and ALPS; audits by independent public accountants; transfer agent and registrar, custodian and portfolio record keeping services; dividend disbursing agent and stockholder record keeping services; taxes and the preparation of the Fund's tax returns;  brokerage fees and commissions; cost of director and stockholder meetings; printing and mailing reports to stockholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; stock exchange listing fees and expenses; fees and expenses of directors who are not officers, employees or members of the Adviser; insurance and fidelity bond premiums; and any extraordinary expenses.

DISTRIBUTIONS AND TAXES

The Fund qualified during its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify until the Reorganization occurs.  This qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its stockholders an amount equal to at least 90% of its investment company taxable income for such taxable year (before taking into account the deduction for such distributions). In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and the excess, if any, of net short-term capital gain over net long-term capital loss, subject to certain adjustments, and excluding the excess, if any, of net long-term capital gain for the taxable year over net short-term capital loss.

Distributions by the Fund are taxable to the stockholders to the extent paid out of the Fund's current or accumulated earnings and profits, regardless whether the distributions are received in cash or reinvested in additional shares of Common Stock. Such distributions constitute ordinary income to the stockholders except to the extent they are designated as capital gain dividends, as discussed below. Any distributions by the Fund in excess of its current and accumulated earnings and profits constitute a nontaxable return of capital to stockholders to the extent of each stockholder's tax basis in his or her shares (causing a reduction of such basis), and thereafter, to the extent of any excess over such basis, capital gain. The dividends received deduction for corporations that own shares in the Fund will apply to ordinary income distributions from the Fund to the extent of such stockholders' ratable share of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

The Fund intends to designate as capital gain dividends any distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss. Such capital gain dividends will be taxable to stockholders as long-term capital gain, regardless how long the stockholder has held the Shares and whether the distributions are received in cash or reinvested in additional shares of Common Stock. Such distributions are not eligible for the dividends received deduction for corporations.

B6

To the extent that the Fund distributes amounts in a given year that exceed the Fund's investment company taxable income and excess of net long-term capital gain over net short-term capital loss (after taking into account capital loss carryovers), such excess distributions may nonetheless cause stockholders to recognize taxable income under the federal income tax principles described above.

Stockholders will be advised at least annually as to the federal income tax consequences of distributions made each year. Dividends declared in October, November or December of any year payable to stockholders of record as of a specified date in such months will be deemed to have been received by stockholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

Prior to purchasing shares, a purchaser should carefully consider the impact of distributions which are expected to be declared or have been declared, but have not been paid. Any such distributions, although in effect a return of capital, are subject to tax as discussed above.

A taxable gain or loss may be recognized by a stockholder upon his or her sale of shares of the Fund depending upon the tax basis and their price at the time of sale. Generally, a stockholder may include brokerage costs incurred upon the purchase and/or sale of Fund shares in his or her tax basis for such shares for the purpose of determining gain or loss on a sale of such shares. Any such capital gain or loss will be long-term or short-term depending on the stockholder's holding period for the shares sold, except that any loss recognized with respect to shares held six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received on those shares.

The foregoing discussion summarizes some of the important federal tax considerations generally affecting the Fund and its stockholders who are U.S. citizens or residents or domestic corporations, and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisors with specific reference to their own tax situations. Stockholders are also advised to consult their tax advisors concerning state and local taxes, which may differ from the federal income taxes described above.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders the opportunity to reinvest the Fund’s dividends and distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan.

Participating stockholders will receive additional shares issued at a price equal to the Net Asset Value per share as of the close of the New York Stock Exchange on the record date, unless at such time the Net Asset Value is higher than the market price of the Fund’s common stock plus brokerage commission. In this case the Fund, through BNY Mellon Shareowner Services, (the “Plan Administrator”) will attempt, generally over the next 10 business days (the “Trading Period”), to acquire shares of the Fund’s common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value. The reinvestment price is then determined by the weighted average price per share, including trading fees, of the shares issued by the Fund and/or acquired by the Plan Administrator in connection with that transaction.

Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share. The transaction price of shares and fractional shares acquired on the open market for each participant’s account in connection with the Plan shall be determined by the weighted average price per share, including trading fees, of the shares acquired by the Plan Administrator in connection with that transaction.

B7

 A registered stockholder may join the Plan by completing an Enrollment Form from the Plan Administrator. The Plan Administrator will hold the shares acquired through the Plan in book-entry form, unless you request share certificates. If your shares are registered with a broker, you may still be able to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan. Please contact your broker about how to reregister your shares through the Direct Registration System and to inquire if there are any fees which may be charged by the broker to your account.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash.

A stockholder may elect to withdraw from the Plan at any time on prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future. In addition, you may request the Plan Administrator to sell all or a portion of your shares. When your shares are sold, you will receive the proceeds less a service charge of $15.00 and trading fees of $0.02 per share. The Plan Administrator will generally sell your shares on the day your request is received in good order, however the Plan Administrator reserves the right to take up to 5 business days to sell your shares. Shares will be aggregated by the Plan Administrator with the shares of other participants selling their shares that day and sold on the open market. A participant will receive the weighted average price minus trading fees and service charges of all liquidated shares sold by the Plan Administrator on the transaction date.

The Fund may amend the Plan at any time upon 30-days prior notice to participants.

Additional information about the Plan may be obtained from the Plan Administrator by writing to BNY Mellon Shareowner Services, 480 Washington Blvd., Jersey City, NJ 07310, by telephone at (800) 624-4190 (option #1) or by visiting the Plan Administrator at www.bnymellon.com/shareowner.

If the Fund’s stockholders approve the Reorganization, the final dividend or capital gains distribution with respect to the Fund, if any, declared and paid immediately prior to the Closing Date will be paid entirely in cash, even to those stockholders who participate in the Plan.

CAPITAL STOCK

DIVIDENDS, VOTING AND LIQUIDATION RIGHTS

The Fund has one class of shares of Common Stock, par value $.01 per share, of which 100,000,000 shares are authorized. When issued, shares of Common Stock are fully paid and non-assessable. The Fund's shares have no pre-emptive, conversion, exchange or redemption rights. Each share of the Fund's Common Stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All voting rights for the election of directors are non-cumulative. Consequently, the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

ANTI-TAKEOVER PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS

The Fund's Articles of Incorporation and By-Laws include provisions that are intended to have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.  A special meeting of stockholders may be called by the Board of Directors or by the Fund’s President upon the request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting. The Board of Directors is divided into three classes, each having a term of three years.  The term of one class expires at each annual meeting of stockholders. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The votes of the holders of a majority of the outstanding shares is required to elect a director. A director may be removed from office only by vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter.  The Board of Directors has exclusive power to set the number of directors and fill vacancies.  Any director elected to fill a vacancy holds office for the remainder of the full term of the class to which he or she was elected.  In addition, a majority of the entire Board is necessary to constitute a quorum for the transaction of business at each meeting of the Board. The election and removal of officers, amendment of the Fund’s Charter, or action to change the Board’s quorum or voting requirements or the Board’s size, class structure or term, require the affirmative vote of 75% of the total number of directors.

B8

The Articles of Incorporation also require the favorable vote of the holders of at least 75% of the shares of the Fund then entitled to be voted to approve, adopt or authorize the following:

     (i)  a merger or consolidation of the Fund with another corporation,

     (ii) a sale or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities),

    (iii) a liquidation or dissolution of the Fund, or

     (iv) a change in the nature of the Fund's business so as to cease to be an investment company,

 unless such action has been approved, adopted or authorized by the affirmative vote of 75% of the total number of directors fixed in accordance with the bylaws, in which case the affirmative vote of a majority of the outstanding shares is required.

     In addition, the Articles of Incorporation provide that these anti-takeover provisions may only be changed by the favorable votes of the holders of at least 75% of the shares of the Fund then entitled to be voted. The Board of Directors has determined that the 75% voting requirements, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally.

SECURITIES LENDING

The Fund is permitted, from time to time, to lend its portfolio securities with an aggregate value not in excess of 25% of total assets to brokers, dealers, and financial institutions such as banks and trust companies, for which it will receive collateral in cash or United States Government securities that will be maintained on a daily basis in an amount equal to at least 100% of the current market value of the loaned securities. The Fund would not pay administrative, finders, or other fees in connection therewith. The Fund would continue to receive dividends on the securities loaned. Cash collateral would be invested in short-term debt securities, which would increase the current income of the Fund. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted if a material event affecting the investment occurs. During the fiscal year ended December 2009, the Fund did not lend any portfolio securities. The Fund does not currently intend to engage in securities lending so as to put more than 5% of its net assets at risk.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Fund may purchase and sell futures contracts on securities indices and may also purchase and write options on such futures contracts. Futures contracts entered into by the Fund, other than single stock futures and narrow based security index futures, are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC"). Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC.

     FUTURES CONTRACTS. A futures contract relating to a financial index may generally be described as an agreement to buy or sell that index contract at the initial transaction price, with the transaction amount to be transferred at a specified future delivery date and offset by the final settlement price which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

B9

     HEDGING STRATEGIES. If, in the opinion of Denver Investments, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on financial indices, the Fund may enter into such futures contracts as a hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, Denver Investments will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when Denver Investments anticipates the subsequent purchase of particular securities when the Fund obtains the necessary cash, but expects the prices then available to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     Writing covered options on futures is typically a strategy to reduce risk; the benefit is that writing an option generates premium income, while the drawback is that the strategy precludes the Fund from the opportunity to profit above the exercise price. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, and the futures contract may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium. However, the Fund becomes obligated to purchase a futures contract if the option is exercised, and the futures contract may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with purchasing or writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the existence of a liquid market.

     OTHER CONSIDERATIONS. The Fund will engage in futures transactions and will engage in related options transaction only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund generally expects that when it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

B10

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk or loss.

     Perfect correlation between the Fund's futures positions and portfolio positions will be difficult to achieve particularly where the futures contract is not based on individual equity securities.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     PURCHASING OPTIONS. The Fund may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. The Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

The Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option entitles the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the call option.

     The Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or in securities in which it may invest. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options will tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     The Fund will purchase put and call options on securities indices for the same purposes as it will purchase options on individual securities.

     WRITING COVERED OPTIONS. The Fund may write covered call and put options on any securities in which it may invest. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund will be covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security that exceeds the exercise price of the call option.

     A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund will be covered, which means that the Fund will have segregated cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.  In addition, a written call option or put option may be covered by segregating cash or liquid assets, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

B11

     The Fund may also write covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities in its portfolio.  The Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

     The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or option traded over-the-counter at any particular time.  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (v) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of purchasing puts for hedging purposes depends in part on Denver Investments’ ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

WARRANTS AND STOCK PURCHASE RIGHTS

     The Fund may invest up to 10% of its net assets, calculated at the time of purchase, in warrants or rights (excluding those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will invest in warrants and rights only if such equity securities are deemed appropriate by Denver Investments for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

B12

PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by requirements which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions.  For the fiscal years ended December 31, 2008 and 2009, the Fund's portfolio turnover rates were 51% and 86%, respectively.

B13

MANAGEMENT

BOARD OF DIRECTORS AND OFFICERS

Name, Address, and Age (1)	Position(s) Held with Registrant	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (3)	Other Directorships (4)
Interested Directors
TODGER ANDERSON, CFA[1] Age: 66	President and Director	President since 1987. Director from 1988 to 1995 and since 1998. Term as Director expires in 2013.	Chairman, Denver Investment Advisors LLC (since 2004); President, Westcore Trust (since 2005); President, Denver Investment Advisors LLC and predecessor organizations (1983-2004); Portfolio Manager, Westcore MIDCO Growth Fund (1986-2005); Portfolio Co-Manager, Westcore Select Fund (2001-2005).	1	None.
KENNETH V. PENLAND, CFA[1] Age: 68	Chairman of the Board and Director	Chairman of the Board and Director since 1987. Term as Director expires in 2012.	Chairman, Denver Investment Advisors LLC and predecessor organizations (1983-2001); President, Westcore Trust (1995-2001) Trustee, Westcore Trust (2001-2005).	1	None.
Independent Directors
LEE W. MATHER, JR.[1] Age: 67	Director	Class II Director since 2001. Term expires in 2011.	Director, American Rivers (conservation organization) (2000-2006); Investment Banker, Merrill Lynch & Co. (1977-2000).	1	None.
RICHARD C. SCHULTE[1] Age: 66	Director	Director since 1987. Term expires in 2011.	Private Investor; President, Transportation Service Systems, Inc., a subsidiary of Southern Pacific Lines, Denver, Colorado (1993-1996); Employee, Rio Grande Industries, Denver, Colorado (holding company) (1991-1993).	1	None.
ROBERTA M. WILSON, CFA[1] Age: 67	Director	Director since 1987. Term expires in 2012.	Management consultant and coach (since 1998); Director of Finance, Denver Board of Water Commissioners (Retired), Denver, Colorado (1985-1998).	1	None.
Officers
MARK M. ADELMANN, CFA, CPA (Inactive) Age: 52	Vice President	Vice President since 2002

Vice President (since 2000) and member (since 2001), Denver Investment Advisors LLC;
Research Analyst, Denver Investment Advisors LLC (since 1995);
Portfolio management team member, Westcore Trust (since 2002).

B14

NANCY P. O’HARA Age: 52	Secretary	Secretary since 2007	Counsel (since 2009) and Associate (1999-2009) of the law firm of Drinker Biddle & Reath LLP, Philadelphia, PA.
JASPER R. FRONTZ, CPA, CFA[5] Age: 42	Treasurer, Chief Compliance Officer	Treasurer since 1997, Chief Compliance Officer since 2004.

Vice President, Denver Investment Advisors LLC (since 2000);
Director of Mutual Fund Administration, Denver Investment Advisors LLC (since 1997);
Fund Controller, ALPS Mutual Fund Services, Inc. (1995-1997);
Registered Representative, ALPS Distributors, Inc. (since 1995).

NOTES
*

These directors each may be deemed to be an “interested director” of the Fund within the meaning of the Investment Company Act of 1940 by virtue of their affiliations with the Fund’s investment adviser and their positions as officers of the Fund.

1.	Each director may be contacted by writing to the director, c/o Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, Attn: Jasper Frontz.
2.

The Fund’s By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years, and the term of one class of directors expires each year. The officers of the Fund are elected by the Board of Directors and, subject to earlier termination of office, each officer holds office for one year and until his or her successor is elected and qualified.

3.

The Fund complex is comprised of sixteen portfolios, the Fund, twelve Westcore Funds, the Dunham Small-Cap Value Fund, the RiverSource Partners VP Small-Cap Value Fund and the Northern Trust Multi-Manager Small Cap Fund.

4.

Includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

5.	Mr. Frontz also serves as Treasurer and Chief Compliance Officer of Westcore Trust.

PORTFOLIO MANAGEMENT

Kris B. Herrick, CFA is a Partner and Portfolio Manager at Denver Investments and is the Director of Value Research. Prior to joining the firm in 2000, Mr. Herrick worked as a Financial Services Analyst with Jurika and Voyles for three years. Mr. Herrick received a BA and a BS from the University of Northern Colorado. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Mark M. Adelmann, CFA, CPA, is a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Value Team. Prior to joining the firm in 1995, he worked with Deloitte & Touche as a Senior Manager for 14 years in auditing and financial reporting. Mr. Adelmann received a BS from Oral Roberts University. He is a Certified Public Accountant and is a member of the American Institute of CPAs. He is also a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

B15

Derek R. Anguilm, CFA, is a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Value Team. Mr. Anguilm started at Denver Investments in 2000 and joined the Value Team in 2001. Prior to joining the firm, he was a Research Assistant at Everen Securities for one year. Mr. Anguilm received a BS from Metropolitan State College of Denver. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Troy Dayton, CFA, is a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Value Team. Prior to joining the firm in 2002, Mr. Dayton was an Equity Research Analyst with Jurika and Voyles and an Equity Research Associate at Dresdner RCM Global Investors. He also worked as a trading support officer for Citibank’s Global Asset Management Department in London, England. Mr. Dayton received a BSB from Colorado State University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Lisa Z. Ramirez, CFA, is a Vice President and Portfolio Manager at Denver Investments and an Analyst on the Value Team.  Effective January 1, 2011, Ms. Ramirez will be promoted to Partner from Vice President.  Prior to joining the Value Team in 2005, Ms. Ramirez was with the Mid-Cap Growth Equity Team for eight years. Prior to joining the Equity Growth Team Ms. Ramirez started her career at Denver Investments as a Portfolio Administrator. She received a BS from the University of Colorado at Denver and an MBA from Regis University. Ms. Ramirez is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Portfolio Manager Compensation Structure

The Adviser is a limited liability company with “members” or “partners” as the owners of the firm. The compensation structure for partners versus employees differs such that a separate description of portfolio managers’ compensation is required for those portfolio managers who are partners and those who are not partners.

As a portfolio manager and partner of the Adviser, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. Additionally, the management committee of the Adviser may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool include the following factors:  investment performance, growth, and/or retention of assets, profitability, and intangibles.  There is a composite of similarly managed accounts for each investment style at the Adviser, and each fund is included in the appropriate composite. The investment performance criteria emphasizes pre-tax long-term (3-5 years when available) results of the composites compared against the appropriate benchmark index, which for the Closed-End Fund would be the benchmark index disclosed in the Closed-End Fund’s prospectus. The Adviser may also consider other peer group data in the comparison, as considered appropriate.

Non-partner portfolio manager compensation consists of a base salary, discretionary firm profit sharing and predetermined potential bonus.  A portion of the bonus is determined by the overall pre-tax performance of the investment management accounts managed by the non-partner portfolio manager (including the Fund) in comparison to the applicable benchmark index and peer group data in the same manner as described above for partners.  The remaining portion of the bonus is subjective, based primarily on the portfolio manager’s contributions to the investment process, stock selection and teamwork.

Both partner and non-partner portfolio managers can also participate in the Adviser’s defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

B16

Other Accounts Managed as of December 31, 2009

	Herrick	Adelmann	Anguilm	Dayton	Ramirez

Registered Inv Companies
Assets	$371,137,371	$371,137,371	$371,137,371	$371,137,371	$371,137,371
# of Accounts	3	3	3	3	3

Performance Based
Assets	$16,001,709	$16,001,709	$16,001,709	$16,001,709	$16,001,709
# of Accounts	1	1	1	1	1

Other Pooled Accts
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Other Accts
Assets	$645,768,748	$645,768,748	$645,768,748	$645,768,748	$645,768,748
# of Accounts	427*	427*	427*	427*	427*

Performance Based
Assets	$117,895,994	$117,895,994	$117,895,994	$117,895,994	$117,895,994
# of Accounts	2	2	2	2	2

Grand Totals
Assets	$1,016,906,119	$1,016,906,119	$1,016,906,119	$1,016,906,119	$1,016,906,119
# of Accounts	430*	430*	430*	430*	430*

* Total Accounts for Herrick, Adelmann, Anguilm, Dayton and Ramirez includes 352 accounts within separately managed account (SMA) wrap programs which Denver Investments serves as portfolio manager.

B17

APPENDIX C

Manager’s Commentary on the Westcore Blue Chip Fund’s Performance

(as of June 30, 2010)

The first half of 2010 proved challenging with many equity indexes suffering declines. The Westcore Blue Chip Fund’s results were disappointing for the period as it posted a negative return and lagged its S&P 500 Index benchmark. As economic indicators peaked and the recovery appeared to slow, the Fund’s significant exposure to economically sensitive companies led it to underperform. In response to our belief that a slow economic recovery and modest job growth through 2011 are likely, we shifted the portfolio somewhat towards less economically sensitive companies during the second quarter.

The Fund’s weakest sectors relative to the benchmark in the first half of 2010 were technology, communications and capital goods. Communications sector holding Qualcomm Inc. struggled. This designer, manufacturer and marketer of digital wireless telecommunications did not grow as fast as we projected. We believe that the diffusion of 3G technology around the globe together with an improving economy over time should bring more predictability to Qualcomm’s business. Technology sector holding Symantec Corp. underperformed during the period. We believe investors are undervaluing this security software company. Management is, in our opinion, focused on creating shareholder value through measured growth, a focus on profits and cash flow, and share repurchases.

The Fund’s strongest sectors relative to the benchmark were transportation, energy and consumer staples. However, the transportation and energy sectors did not produce any stocks that were among the Fund’s best performers. Within the consumer staples sector, Fund holding Campbell Soup Co. was a positive contributor. Merchandising improvements and increasing demand continued to drive improving results at the company. Evidence of economic and property value stability in the first quarter made SunTrust Banks Inc. one of the Fund’s best performing stocks in the first half of 2010. We believe SunTrust has an excellent banking franchise in the southeast. However, with conflicting evidence regarding the economic recovery, the position was sold subsequent to period end.

Investors have become increasingly skeptical of the U.S. and global recovery as a number of economic indicators have flashed caution signals. Car and housing sales pulled back after the expiration of government stimulus programs. Job creation remains anemic and persistently high unemployment rates point to a consumer that cannot be expected to be the engine driving strong GDP growth. While we believe this may prove to be a typical correction from both a market and economic standpoint, we are monitoring the situation closely.

As always, we thank our shareholders for their confidence in these volatile market conditions.

Stock Performance
(for the 6 months ended 6/30/10)
Top 5 Stocks	Average Weight	Contribution to Return
Darden Restaurants Inc.	1.37%	0.22%
Altera Corp.	1.95	0.13
Campbell Soup Co.	2.00	0.12
SunTrust Banks Inc.	1.47	0.12
TJX Companies Inc.	0.35	0.12

Bottom 5 Stocks
Dell Inc.	2.37%	-0.46%
Expedia Inc.	2.14	-0.60
Symantec Corp.	2.58	-0.61
Microsoft Corp.	2.89	-0.79
Qualcomm Inc.	2.73	-0.87

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser.

C1

Top Ten Holdings
(as of 6/30/10)
International Business Machines Corp.	3.9%
Occidental Petroleum Corp.	3.4
Bank of America Corp.	3.1
Microsoft Corp.	3.0
Marathon Oil Corp.	2.8
Amgen Inc.	2.7
Colgate-Palmolive Co.	2.7
International Paper Co.	2.6
Norfolk Southern Corp.	2.5
Zimmer Holdings Inc.	2.5
Total (% of Net Assets)	29.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Large Blend
	as of 6/30/10	Category
Overall	***	1,810
3 Year	***	1,810
5 Year	***	1,486
10 Year	****	772

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/10 and are subject to change every month.

Portfolio Characteristics
(as of 6/30/10)
	Westcore	S&P 500
	Blue Chip Fund	Index
Weighted Average Market Capitalization ($ Bil)	$49.1	$72.8
Price/Cash Flow (1 year trailing)	7.7x	9.4x
Price/Book Value	2.4x	2.7x
Price/Earnings (1 year trailing)	14.8x	17.0x
Beta	1.0	1.0
Number of Holdings	52	500
Portfolio Turnover Rate (6 month)	22%	—

C2

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

C3

APPENDIX D

FINANCIAL HIGHLIGHTS OF THE CLOSED-END FUND AND OPEN-END FUND

BLUE CHIP VALUE FUND, INC.

	Six Months
	Ended
Per Share Data	June 30,
(for a share outstanding throughout each period)	2010 (Unaudited)
Net asset value – beginning of year	$3.76
Investment operations(1)
Net investment income	0.01
Net gain/(loss) on investments	(0.44)
Total from investment operations	(0.43)
Distributions
From net investment income	—
From net realized gains on investments	—
Tax return of capital	—
Total distributions	—
Net asset value, end of period	$3.33

Per share market value, end of period	$2.84
Total investment return(2) based on:
Market Value	(9.84%)
Net Asset Value	(11.44%)
Ratios/Supplemental data:
Ratio of total expenses to average net assets(3)	1.26	%(4)
Ratio of net investment income to average net assets	0.41	%(4)
Ratio of total distributions to average net assets	0.00%
Portfolio turnover rate(5)	21%
Net assets – end of period (in thousands)	$94,795
See accompanying notes to financial statements.
(1) Per share amounts calculated based on average shares outstanding during the period.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

D1

		For the year ended December 31,
	2009	2008	2007	2006	2005
	$2.89	$5.35	$5.73	$5.62	$5.76

	0.02	0.02	0.01	0.02	0.01
	0.92	(2.06)	0.19	0.67	0.42
	0.94	(2.04)	0.20	0.69	0.43

	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
	—	(0.01)	(0.21)	(0.13)	(0.11)
	(0.05)	(0.39)	(0.35)	(0.43)	(0.44)
	(0.07)	(0.42)	(0.58)	(0.58)	(0.57)
	$3.76	$2.89	$5.35	$5.73	5.62
	$3.15	$2.35	$5.21	$5.96	6.31

	37.97%	(49.27%)	(3.3%)	4.6%	3.7%
	33.92%	(39.25%)	3.3%	12.9%	7.1%

	1.37%	1.38%	1.34%	1.36%	1.33%
	0.51%	0.41%	0.25%	0.32%	0.21%
	2.21%	9.51%	10.04%	10.25%	10.13%
	86%	51%	40%	37%	41%
	$106,890	$82,279	$152,091	$160,663	$155,208

(3)

For the six months ended June 30, 2010 and the years ended December 31, 2009, 2008, 2007, 2006, and 2005, the ratio of total expenses to average net assets excluding interest expense was 1.13%, 1.22%, 1.09%, 0.93%, 0.92% and 0.97%, respectively.

(4)	Annualized.
(5)

A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2010 were $24,145,145 and $27,039,748, respectively.

D2

FINANCIAL HIGHLIGHTS OF OPEN-END FUND

	Income from Investment Operations				Distributions

	Net		Net Realized And	Total Income/
	Asset Value	Net	Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of the	Investment	(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Investment Income	Investments	Distributions
WESTCORE BLUE CHIP FUND
Retail Class
06/30/10	10.76	0.02	(1.14)	(1.12)	(0.00)	(0.00)	(0.00)
12/31/09	8.32	0.06	2.43	2.49	(0.05)	(0.00)	(0.05)
12/31/08	13.18	0.07	(4.85)	(4.78)	(0.07)	(0.01)	(0.08)
12/31/07	13.73	0.08	0.35	0.43	(0.09)	(0.89)	(0.98)
12/31/06 (a)	13.24	0.04	1.24	1.28	(0.08)	(0.71)	(0.79)
05/31/06	13.02	0.06	1.24	1.30	(0.07)	(1.01)	(1.08)
05/31/05	11.62	0.06	1.34	1.40	(0.00)	(0.00)	(0.00)
Institutional Class
06/30/10	10.76	0.03	(1.14)	(1.11)	(0.00)	(0.00)	(0.00)
12/31/09	8.32	0.07	2.43	2.50	(0.06)	(0.00)	(0.06)
12/31/08	13.18	0.13	(4.89)	(4.76)	(0.09)	(0.01)	(0.10)
12/31/07 (f)	14.88	0.02	(0.73)	(0.71)	(0.10)	(0.89)	(0.99)

(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 per share.
(c)	Total return and portfolio turnover rate are not annualized for periods less than one full year.
(d)	Annualized.

D3

						Ratios/Supplemental Data
	Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate

	0.00	(b)	9.64	(10.41%)	(c)	14,229	1.15%	(d)	1.25%	(d)	0.36%	(d)	0.26%	(d)	22%	(c)
	0.00	(b)	10.76	29.87%		16,632	1.15%		1.26%		0.53%		0.41%		21%
	0.00	(b)	8.32	(36.24%)		16,490	1.13%		1.13%		0.45%		0.45%		27%
	0.00	(b)	13.18	3.13%		53,321	1.05%		1.05%		0.49%		0.49%		42%
	0.00	(b)	13.73	9.65%	(c)	66,402	1.09%	(d)	1.09%	(d)	0.49%	(d)	0.49%	(d)	28%
	0.00	(b)	13.24	10.09%		63,775	1.11%		1.11%		0.43%		0.43%		50%
	0.00	(b)	13.02	12.05%		63,118	1.15%		1.26%		0.57%		0.46%		58%

	0.00	(b)	9.65	(10.32%)	(c)	18,654	0.95%	(d)	1.10%	(d)	0.56%	(d)	0.41%	(d)	22%	(c)
	0.00	(b)	10.76	30.10%		21,585	0.95%		1.14%		0.72%		0.53%		21%
	0.00		8.32	(36.09%)		18,101	0.98%		1.03%		0.68%		0.63%		27%
	0.00		13.18	(4.78%)	(c)	6,515	0.98%	(d)	1.85%	(d)	0.61%	(d)	(0.25%)	(d)	42%	(e)

(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)	Period from September 28, 2007 (inception date) through December 31, 2007.

D4

STATEMENT OF ADDITIONAL INFORMATION

WESTCORE TRUST

WESTCORE BLUE CHIP FUND

This Statement of Additional Information (the “Reorganization SAI”) contains material that may be of interest to investors but that is not included in the Proxy Statement/Prospectus dated December 29, 2010 (the “Proxy Statement/Prospectus”) for the Special Meeting of Stockholders of Blue Chip Value Fund, Inc. (the “Closed-End Fund”), to be held on February 8, 2011. This Reorganization SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Proxy Statement/Prospectus, into which this Reorganization SAI is hereby incorporated by reference.

This Reorganization SAI should be read in conjunction with the Proxy Statement/Prospectus.  Copies of the Proxy Statement/Prospectus may be obtained at no charge by contacting 1-877-259-6290, or from the firm from which this Reorganization SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Further information about Retail Class shares of Westcore Blue Chip Fund, a series of Westcore Trust (the “Open-End Fund”) is contained in Appendix C to the Proxy Statement/Prospectus. The audited financial statements and related Independent Registered Public Accounting Firm’s report for the Open-End Fund contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2009; the unaudited financial statements for the six months ended June 30, 2010 contained in the Open-End Fund’s Semiannual Report to Shareholders; the audited financial statements and related Independent Registered Public Accounting Firm’s report for the Closed-End Fund contained in the Annual Report to Stockholders for the fiscal year ended December 31, 2009; and the unaudited financial statements for the six months ended June 30, 2010 contained in the Closed-End Fund’s Semiannual Report to Stockholders, are incorporated herein by reference.

The following unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of the Open-End Fund as if the Reorganization had been consummated on the dates specified:

•	Pro-forma Portfolio of Investments as of June 30, 2010;
•	Pro-forma Statement of Assets and Liabilities as of June 30, 2010;
•	Pro-forma Income Statement for 12 months ended June 30, 2010

The date of this Statement of Additional Information is December 29, 2010

Pro Forma Combined Schedule of Investments of Blue Chip Value Fund, Inc. and Westcore Blue Chip Fund

June 30, 2010 (unaudited)

		Blue Chip	Westcore			Blue Chip	Westcore
		Value	Blue Chip	Pro Forma	Pro Forma	Value	Blue Chip	Pro Forma	Pro Forma
		Fund, Inc.	Fund	Adjustments	Combined Fund	Fund	Fund	Adjustments	Combined Fund
		Shares	Shares	Shares	Shares	Market Value	Market Value	Market Value	Market Value
COMMON STOCKS	105.96%
Basic Materials	6.12%
Chemicals	1.06%
Ecolab Inc.		22,900	7,300		30,200	$ 1,028,439	$ 327,843		$ 1,356,282

Forestry & Paper	5.06%
Ball Corp.		41,940	13,150		55,090	2,215,690	694,715		2,910,405
International Paper Co.		118,900	37,950		156,850	2,690,707	858,808		3,549,515
						4,906,397	1,553,523	-	6,459,920

Total Basic Materials
(Cost $6,030,791, $1,568,459 and $7,599,250, respectively)						5,934,836	1,881,366	-	7,816,202

Capital Goods	4.98%
Aerospace & Defense	2.87%
General Dynamics Corp.		22,100	6,900		29,000	1,294,176	404,064		1,698,240
Raytheon Co.		31,000	9,700		40,700	1,500,090	469,383		1,969,473
						2,794,266	873,447	-	3,667,713

Industrial Products	2.11%
ITT Corp.		45,500	14,300		59,800	2,043,860	642,356		2,686,216

Total Capital Goods
(Cost $5,410,764, $1,221,776 and $6,632,540, respectively)						4,838,126	1,515,803	-	6,353,929

Commercial Services	5.09%
Business Products & Services	2.40%
Quanta Services Inc.**		113,000	35,500		148,500	2,333,450	733,075		3,066,525

IT Services	1.44%
Computer Sciences Corp.		31,050	9,700		40,750	1,405,012	438,925		1,843,937

Transaction Processing	1.25%
The Western Union Co.		81,000	25,700		106,700	1,207,710	383,187		1,590,897

Total Commercial Services
(Cost $6,446,629, $1,883,386 and $8,330,015, respectively)						4,946,172	1,555,187	-	6,501,359

Communications	6.23%
Networking	2.00%
Cisco Systems Inc.**		90,600	28,900		119,500	1,930,686	615,859		2,546,545

Telecomm Equipment & Solutions	4.23%
QUALCOMM Inc.		71,800	22,900		94,700	2,357,912	752,036		3,109,948
Research In Motion Ltd. (Canada)**		35,300	11,200		46,500	1,738,878	551,712		2,290,590
						4,096,790	1,303,748	-	5,400,538

Total Communications
(Cost $7,585,134, $2,342,400 and $9,927,534, respectively)						6,027,476	1,919,607	-	7,947,083

		Blue Chip	Westcore			Blue Chip	Westcore
		Value	Blue Chip	Pro Forma	Pro Forma	Value	Blue Chip	Pro Forma	Pro Forma
		Fund, Inc.	Fund	Adjustments	Combined Fund	Fund	Fund	Adjustments	Combined Fund
		Shares	Shares	Shares	Shares	Market Value	Market Value	Market Value	Market Value

Consumer Cyclical	11.39%
Apparel & Footwear Manufacturing	3.74%
Nike Inc. - Class B		31,150	9,750		40,900	2,104,183	658,612		2,762,795
VF Corp.		21,500	6,800		28,300	1,530,370	484,024		2,014,394
						3,634,553	1,142,636	-	4,777,189

Department Stores	2.46%
Macy's Inc.		133,700	42,000		175,700	2,393,230	751,800		3,145,030

Other Consumer Services	1.63%
Expedia Inc.		84,100	26,850		110,950	1,579,398	504,243		2,083,641

Restaurants	1.16%
Darden Restaurants Inc.		28,840	9,200		38,040	1,120,434	357,420		1,477,854

Specialty Retail	2.40%
Best Buy Co. Inc.		68,600	21,900		90,500	2,322,796	741,534		3,064,330

Total Consumer Cyclical
(Cost $11,718,700, $3,465,434 and $15,184,134, respectively)						11,050,411	3,497,633	-	14,548,044

Consumer Staples	8.06%
Consumer Products	2.95%
Colgate-Palmolive Co.		36,400	11,400		47,800	2,866,864	897,864		3,764,728

Food & Agricultural Products	5.11%
Campbell Soup Co.		67,900	21,300		89,200	2,432,857	763,179		3,196,036
Unilever N.V. (Netherlands)		92,700	29,100		121,800	2,532,564	795,012		3,327,576
						4,965,421	1,558,191	-	6,523,612

Total Consumer Staples
(Cost $8,655,541, $2,278,253 and $10,933,794, respectively)						7,832,285	2,456,055	-	10,288,340

Energy	10.27%
Exploration & Production	3.67%
Occidental Petroleum Corp.		46,180	14,500		60,680	3,562,787	1,118,675		4,681,462

Integrated Oils	4.53%
Exxon Mobil Corp.		25,500	8,000		33,500	1,455,285	456,560		1,911,845
Marathon Oil Corp.		94,800	29,800		124,600	2,947,332	926,482		3,873,814
						4,402,617	1,383,042	-	5,785,659

Oil Services	2.07%
Ensco PLC (United Kingdom)		26,200	8,400		34,600	1,029,136	329,952		1,359,088
Noble Corp.** (Switzerland)		31,500	10,100		41,600	973,665	312,191		1,285,856
						2,002,801	642,143	-	2,644,944

Total Energy
(Cost $10,902,094, $2,428,142 and $13,330,236, respectively)						9,968,205	3,143,860	-	13,112,065

		Blue Chip	Westcore			Blue Chip	Westcore
		Value	Blue Chip	Pro Forma	Pro Forma	Value	Blue Chip	Pro Forma	Pro Forma
		Fund, Inc.	Fund	Adjustments	Combined Fund	Fund	Fund	Adjustments	Combined Fund
		Shares	Shares	Shares	Shares	Market Value	Market Value	Market Value	Market Value

Interest Rate Sensitive	14.28%
Money Center Banks	5.45%
Bank of America Corp.		221,900	70,350		292,250	3,188,703	1,010,930		4,199,633
JPMorgan Chase & Co.		57,200	18,000		75,200	2,094,092	658,980		2,753,072
						5,282,795	1,669,910	-	6,952,705

Property Casualty Insurance	3.41%
ACE Ltd. (Switzerland)		38,700	12,100		50,800	1,992,276	622,908		2,615,184
Travelers Cos. Inc.		26,900	8,450		35,350	1,324,825	416,163		1,740,988
						3,317,101	1,039,071	-	4,356,172

Regional Banks	2.25%
Comerica Inc.		32,200	10,100		42,300	1,185,926	371,983		1,557,909
SunTrust Banks Inc.		42,900	13,600		56,500	999,570	316,880		1,316,450
						2,185,496	688,863	-	2,874,359

Securities & Asset Management	3.17%
The Bank of New York Mellon Corp.		71,400	22,800		94,200	1,762,866	562,932		2,325,798
Goldman Sachs Group Inc.		10,000	3,150		13,150	1,312,700	413,500		1,726,200
						3,075,566	976,432	-	4,051,998

Total Interest Rate Sensitive
(Cost $15,160,674, $4,199,204 and $19,359,878, respectively)						13,860,958	4,374,276	-	18,235,234

Medical & Healthcare	12.76%
Medical Technology	2.73%
Zimmer Holdings Inc.**		49,000	15,350		64,350	2,648,450	829,667		3,478,117

Pharmaceuticals	10.03%
Abbott Laboratories		53,000	16,650		69,650	2,479,340	778,887		3,258,227
Amgen Inc.**		54,500	17,100		71,600	2,866,700	899,460		3,766,160
Forest Laboratories Inc.**		80,000	25,150		105,150	2,194,400	689,865		2,884,265
Pfizer Inc.		154,868	48,594		203,462	2,208,418	692,950		2,901,368
						9,748,858	3,061,162	-	12,810,020

Total Medical & Healthcare
(Cost $14,353,217, $4,032,040 and $18,385,257, respectively)						12,397,308	3,890,829	-	16,288,137

Technology	15.50%
Computer Software	5.82%
Microsoft Corp.		134,200	42,900		177,100	3,087,942	987,129		4,075,071
Symantec Corp.**		184,200	57,800		242,000	2,556,696	802,264		3,358,960
						5,644,638	1,789,393	-	7,434,031

PC's & Servers	6.50%
Dell Inc.**		190,500	60,900		251,400	2,297,430	734,454		3,031,884
International Business Machines Corp.		32,300	10,300		42,600	3,988,404	1,271,844		5,260,248
						6,285,834	2,006,298	-	8,292,132

		Blue Chip	Westcore			Blue Chip	Westcore
		Value	Blue Chip	Pro Forma	Pro Forma	Value	Blue Chip	Pro Forma	Pro Forma
		Fund, Inc.	Fund	Adjustments	Combined Fund	Fund	Fund	Adjustments	Combined Fund
		Shares	Shares	Shares	Shares	Market Value	Market Value	Market Value	Market Value

Semiconductors	3.18%
Altera Corp.		61,900	19,800		81,700	1,535,739	491,238		2,026,977
Intel Corp.		79,200	25,300		104,500	1,540,440	492,085		2,032,525
						3,076,179	983,323	-	4,059,502

Total Technology
(Cost $16,257,007, $4,755,638 and $21,012,645, respectively)						15,006,651	4,779,014	-	19,785,665

Transportation	4.66%
Railroads	4.66%
Norfolk Southern Corp.		49,800	15,650		65,450	2,641,890	830,233		3,472,123
Union Pacific Corp.		27,100	8,500		35,600	1,883,721	590,835		2,474,556
						4,525,611	1,421,068	-	5,946,679

Total Transportation
(Cost $4,294,416, $1,079,016 and $5,373,432, respectively)						4,525,611	1,421,068	-	5,946,679

Utilities	6.62%
Independent Power	2.35%
Exelon Corp.		28,200	9,000		37,200	1,070,754	341,730		1,412,484
Public Service Enterprises Group Inc.		38,500	12,300		50,800	1,206,205	385,359		1,591,564
						2,276,959	727,089	-	3,004,048

Integrated Gas & Electric	1.08%
Dominion Resources Inc.		27,000	8,600		35,600	1,045,980	333,164		1,379,144

Regulated Electric	3.19%
Edison International		64,200	20,200		84,400	2,036,424	640,744		2,677,168
Entergy Corp.		14,800	4,700		19,500	1,059,976	336,614		1,396,590
						3,096,400	977,358	-	4,073,758

Total Utilities
(Cost $6,543,381, $2,007,217 and $8,550,598, respectively)						6,419,339	2,037,611	-	8,456,950

Total Common Stocks
(Cost $113,358,348, $31,260,965 and $144,619,313, respectively)						102,807,378	32,472,309	-	135,279,687

MONEY MARKET MUTUAL FUNDS	0.39%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.044%)		126,416	375,229		501,645	126,416	375,229		501,645

Total Money Market Mutual Funds
(Cost $126,416, $375,229 and $501,645, respectively)						126,416	375,229	-	501,645

Total Investments
(Cost $113,484,764, $31,636,194 and $145,120,958, respectively)	106.35%					102,933,794	32,847,538	-	135,781,332

Other Assets in Excess of Liabilities	-6.35%					(8,138,965)	34,940		(8,104,025)

Net Assets	100.00%					$ 94,794,829	$ 32,882,478	$ -	$ 127,677,307

		Blue Chip	Westcore			Blue Chip	Westcore
		Value	Blue Chip	Pro Forma	Pro Forma	Value	Blue Chip	Pro Forma	Pro Forma
		Fund, Inc.	Fund	Adjustments	Combined Fund	Fund	Fund	Adjustments	Combined Fund
		Shares	Shares	Shares	Shares	Market Value	Market Value	Market Value	Market Value

Country Breakdown as of June 30, 2010 (Unaudited)
Country
United States	97.83%					$ 94,667,275	$ 30,235,763		$ 124,903,038
Switzerland	3.06%					2,965,941	935,099		3,901,040
Netherlands	2.61%					2,532,564	795,012		3,327,576
Canada	1.79%					1,738,878	551,712		2,290,590
United Kingdom	1.06%					1,029,136	329,952		1,359,088
Total Investments	106.35%					102,933,794	32,847,538		135,781,332
Other Assets in Excess of Liabilities	-6.35%					(8,138,965)	34,940		(8,104,025)
Net Assets	100.00%					$ 94,794,829	$ 32,882,478		$ 127,677,307

Please note the country classification is based on the company headquarters and is unaudited.

All of the Fund's investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

**Non-income producing security.

See Notes to Financial Statements.

Pro Forma Combined Statement of Assets and Liabilities

June 30, 2010 (unaudited)

	Blue Chip	Westcore
	Value	Blue Chip	Pro Forma		Pro Forma
	Fund, Inc.	Fund	Adjustments		Combined Fund
Assets
Investments at value (cost - see below)	$ 102,933,794	$ 32,847,538	$ -		$ 135,781,332
Receivable for investment securities sold	2,193,643	658,155	-		2,851,798
Receivable from adviser			80,000	(2)	80,000
Dividends and interest receivable	88,754	27,854	-		116,608
Receivable for fund shares subscribed	-	53,225	-		53,225
Investment for trustee deferred compensation plan	-	39,511	-		39,511
Prepaid and other assets	21,654	13,672	-		35,326
Total Assets	105,237,845	33,639,955	80,000		138,957,800

Liabilities
Loan payable to bank	8,210,000	-	(8,210,000)	(1)	-
Interest due on loan payable to bank	10,468	-	(10,468)	(1)	-
Payable due to Custodian	-	-	8,220,468	(1)	8,220,468
Payable for reorganization expenses			480,000	(2)	480,000
Payable for investment securities purchased	2,116,334	675,040	-		2,791,374
Payable for fund shares redeemed	-	5,017	-		5,017
Payable for investment advisory fee	53,474	11,110	-		64,584
Payable for administration fee	7,651	5,106	-		12,757
Payable for shareholder servicing	-	452	-		452
Payable for trustee deferred compensation plan	-	39,511	-		39,511
Payable for chief compliance officer fee	3,019	198	-		3,217
Other payables	42,070	21,043	-		63,113
Total Liabilities	10,443,016	757,477	480,000		11,680,493
Net Assets	$ 94,794,829	$ 32,882,478	$ (400,000)		$ 127,277,307

Net Assets Consist of:
Capital stock, at par	$ 284,639	$ -	$ -		$ 284,639
Paid-in capital	108,493,226	34,088,790	(400,000)	(2)	142,182,016
Undistributed net investment income	216,402	67,650	-		284,052
Accumulated net realized loss on investments	(3,648,468)	(2,485,306)	-		(6,133,774)
Net unrealized appreciation/(depreciation) on investments	(10,550,970)	1,211,344	-		(9,339,626)
Net Assets	$ 94,794,829	$ 32,882,478	$ (400,000)		$ 127,277,307

Net Assets:
Retail Class	$ 94,794,829	$ 14,228,710	$ (400,000)	(2)	$ 108,623,539
Institutional Class	-	18,653,768			$ 18,653,768
Shares of Beneficial Interest Outstanding:
Retail Class	28,463,912	1,476,048	(18,671,917)	(3)	11,268,043
Institutional Class	-	1,933,690			1,933,690
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail Class	$ 3.33	$ 9.64			$ 9.64
Institutional Class	-	9.65			9.65

Cost of Investments	$ 113,484,764	$ 31,636,194	$ -		$ 145,120,958

See Notes to Financial Statements.

(1) Represents the elimination of payables not applicable to ongoing Pro Forma Combined Fund

(2)Reflects the estimated reorganization expenses of $480,000 of which $400,000 was attributable to the Blue Chip Value Fund and $80,000 was attributable to the Westcore Blue Chip Fund.  Denver Investments is expected to reimburse the Westcore Blue Chip Fund the $80,000 in accordance with the fee waiver agreement.

(3) Reflects the change in shares outstanding resulting from the exchange of Blue Chip Value Fund, Inc. shares for shares of Westcore Blue Chip Fund, inclusive of the $400,000 in estimated net reorganization expenses.

Pro Forma Statement of Operations for 12 Months Ended June 30, 2010

	Blue Chip	Westcore
	Value	Blue Chip	Pro Forma		Pro Forma
	Fund, Inc.	Fund	Adjustments		Combined Fund
Investment Income
Dividends, net of foreign taxes *	$1,742,035	$563,710	$-		$2,305,745
Interest	291	(158)	-		133
Total Income	1,742,326	563,552	-		2,305,878

Expenses
Investment advisory fee	664,098	242,946	6,705	(1)	913,749
Administrative fee	94,634	69,800	79,497	(2)	243,931
Shareholder servicing reimbursement
Retail Class	-	8,047	65,100	(3)	73,147
Transfer agent fees	64,835	22,590	137,507	(4)	224,932
Fund accounting fees and expenses	-	36,674	14,302	(5)	50,976
Legal fees	83,869	1,700	(80,643)	(6)	4,926
Printing fees	71,335	3,471	(55,237)	(6)	19,569
Registration fees	-	16,640	10,000	(7)	26,640
Audit and tax preparation fees	29,744	15,269	(29,744)	(6)	15,269
Custodian fees	9,600	4,073	(5,889)	(6)	7,784
Insurance	23,252	1,313	(19,716)	(6)	4,849
Trustee fees and expenses	85,949	3,509	(76,539)	(6)	12,919
Chief compliance officer fee	21,526	1,388	(17,940)	(6)	4,974
Interest on outstanding loan payable to bank	147,137	-	(147,137)	(8)	-
NYSE listing fees	26,676	-	(26,676)	(8)	-
Other	4,283	7,947	(1,278)	(6)	10,952
Total expenses before waivers	1,326,938	435,367	(147,687)		1,614,618
Expenses waived by:
Investment advisor
Retail Class	-	(15,225)	(13,263)		(28,488)
Institutional Class	-	(31,431)	20,364		(11,067)
Administrator
Retail Class	-	(712)	712		-
Institutional Class	-	-	-		-
Net Expenses	1,326,938	387,999	(139,874)		1,575,063
Net Investment Income	415,388	175,553	139,874		730,815

Realized and Unrealized Gain/(Loss):
Net realized gain on investments	6,605,974	1,467,998	-		8,073,972
Net change in unrealized appreciation on investments	105,160	1,203,013	-		1,308,173
Net Realized And Unrealized Gain	6,711,134	2,671,011	-		9,382,145
Net Increase In Net Assets Resulting From Operations	$7,126,522	$2,846,564	$139,874		10,112,960

* Foreign tax withholdings	$22,318	$7,144	$-		$29,462

See Notes to Financial Statements.

(1) Investment Advisory Fee represents adjustment to reflect advisory fees for the Pro Forma Combined Fund of 65 bps
(2) Administrative Fee represents adjustment to reflect fees for the Pro Forma Combined Fund under the Westcore Trust Agreement
(3) Shareholder Servicing Fee represents adjustment to reflect fees associated with servicing assets held in omnibus accounts by third party intermediaries
(4) Transfer Agent Fee represents adjustment to reflect shareholder accounts transferring to the Pro Forma Combined Fund under the Westcore Trust Agreement
(5) Fund Accounting Fee represents adjustment to reflect fees for the Pro Forma Combined Fund under the Westcore Trust Agreement
(6) Represents reduction of duplicative fees for the Pro Forma Combined Fund
(7) Represents estimated increase in State Registration for transferring assets to ongoing Pro Forma Combined Fund
(8) Represents the elimination of expenses not applicable to ongoing Pro Forma Combined Fund

Notes to Combining Pro Forma Financial Statements of

Blue Chip Value Fund and Westcore Blue Chip Fund

June 30, 2010

(Unaudited)

1.       Basis of Combination

The accompanying unaudited pro forma schedule of investments and statement of assets and liabilities are presented to show the effect of the proposed Reorganization of the Blue Chip Value Fund into the Westcore Blue Chip Fund as if the Reorganization had taken place on June 30, 2010.  The accompanying unaudited pro forma statement of operations is presented to show the effect of the proposed Reorganization as if the Reorganization had been consummated for the entire 12 months ended June 30, 2010 without considering the estimated costs of the Reorganization. The Reorganization costs are estimated at approximately $480,000, of which approximately $400,000 are to be paid by the Blue Chip Value Fund and $80,000 are to be paid by the Westcore Blue Chip Fund.

Under the terms of the Agreement and Plan of Reorganization, the combination of the Blue Chip Value Fund and Westcore Blue Chip Fund (the “Combined Fund” or the “Fund”) will be accounted for by the method of accounting for tax-free mergers of investment companies. The Reorganization would be accomplished by an acquisition of the net assets of the Blue Chip Value Fund in exchange for shares of the Westcore Blue Chip Fund Retail Class at net asset value. The statement of assets and liabilities and the related statement of operations of the Blue Chip Value Fund and the Westcore Blue Chip Fund have been combined as of and for the twelve months ended June 30, 2010. Following the acquisition, the Westcore Blue Chip Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. As of June 30, 2010, the Blue Chip Value Fund’s and the Westcore Blue Chip Fund’s portfolios did not contain securities, either individually or when aggregated, that violated the investment policies or restrictions of the Westcore Blue Chip Fund.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the financial statements of the Blue Chip Value Fund and the Westcore Blue Chip Fund included in their semi-annual report dated June 30, 2010.

2.       General Information and Significant Accounting Policies

The Combined Fund is a series of the Westcore Trust (the “Trust”), a Massachusetts business trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Combined Fund seeks total return from capital appreciation through investing primarily in large, well-established companies whose stocks appear to be undervalued.

The Fund offers Retail and Institutional Class shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting only such class.

The following is a summary of significant accounting policies followed by the Combined Fund in the preparation of its pro forma financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation: All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Fund in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time.  In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ National Market or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded.  In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange. Exchange rates as of the close of regular trading on the NYSE are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, for which there are no readily available market quotations or sales information are valued at the mean between the “evaluated” bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, for which there are no readily available market quotations or sales information are valued at the evaluated bid price formulated by an independent pricing service.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, such as company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions occurring after the relevant foreign market has closed but prior to the Fund’s valuation time, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Foreign Securities: The Fund may invest at least a portion of its assets in foreign securities. As of June 30, 2010, the Fund was primarily invested in U.S. based issuers.  In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a spot or forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statements of Operations.

Federal Income Taxes: The Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31.  In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes.  Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

The Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions: Distributions of net investment income, if any, are generally made annually for the Fund. Distributions of net realized capital gains, if any, are declared at least once each year for the Fund. Distributions are recorded on the ex-dividend date.

Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class.  Expenses that are common to all Funds in the Trust generally are allocated among the Funds in the Trust by proportion to their average daily net assets.

3.       Investment Advisory Fees

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (“Denver Investments”).  Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, computed daily and payable monthly of 0.65% of the average net assets of the Fund.

4. Capital Shares

The pro forma net asset values per share assume that the issuance of the Westcore Blue Chip Fund shares to the Blue Chip Value Fund would have occurred at June 30, 2010 in connection with the proposed reorganization, adjusted for the estimated $400,000 in reorganization expenses to be paid by the Blue Chip Value Fund prior to the reorganization.  The pro forma number of shares outstanding, by class, for the Combined Fund consists of the following at June 30, 2010:

Class of Shares	Shares Outstanding at June 30, 2010	Additional Shares issued in the Reorganization	Pro Forma Shares at June 30, 2010

Retail Class	1,476,048	9,791,995	11,268,043
Institutional Class	1,933,690	-	1,933,690

5. Fair Value Measurements

A three-tier hierarchy has been established for fair value measurement based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1 – Quoted and Unadjusted Prices in active markets for identical investments

Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

      The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s assets:

Blue Chip Value Fund
	Level 1	Level 2	Level 3
Investment in Securities at	Quoted and Unadjusted	Other Signicficant	Significant
Value	Prices	Observable Inputs	Unobservable Inputs
Common Stocks	$102,807,378	$-	$-
Money Market Mutual Funds	$126,416	$-	$-
Total	$102,933,794	$-	$-

Westcore Blue Chip Fund
	Level 1	Level 2	Level 3
Investment in Securities at	Quoted and Unadjusted	Other Signicficant	Significant
Value	Prices	Observable Inputs	Unobservable Inputs
Common Stocks	$32,472,309	$-	$-
Money Market Mutual Funds	$375,229	$-	$-
Total	$32,847,538	$-	$-

Combined Fund
	Level 1	Level 2	Level 3
Investment in Securities at	Quoted and Unadjusted	Other Signicficant	Significant
Value	Prices	Observable Inputs	Unobservable Inputs
Common Stocks	$135,279,687	$-	$-
Money Market Mutual Funds	$501,645	$-	$-
Total	$135,781,332	$-	$-

PART C - OTHER INFORMATION

Item 15.          Indemnification

Amended and Restated Declaration of Trust.  Section 9.3 of the Registrant’s Amended and Restated Declaration of Trust dated November 19, 1987, as amended, incorporated herein by reference as Exhibit (a)(1) to Post-Effective Amendment No. 45 (Registration No. 2-75677), provides as follows:

9.3  Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person.  The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust.  The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

            Section 9.6 of the Registrant’s Amended and Restated Declaration of Trust dated November 19, 1987, incorporated herein by reference as Exhibit (1)(a) to Post-Effective Amendment No. 45 (Registration No. 2-75677), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

9.6  Indemnification of Shareholders.  In case any shareholder or former shareholder shall be held to be personally liable solely by reason of his being or having been shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

            Amended and Restated Investment Advisory Agreement.  Indemnification of Registrant’s investment adviser for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the performance of this agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement as provided for in Section 9 of the Amended and Restated Investment Advisory Agreement dated November 1, 2000, incorporated herein by reference as Exhibit (d)(i) to Post-Effective Amendment No. 53 (Registration No. 2-75677).

Distribution Agreement.  Indemnification of Registrant’s trustees, officers and controlling persons against any and all claims, demands, liabilities and expenses arising from dissemination of untrue material fact or omission of such material fact by the Registrant’s Distributor and used in the Trust’s Registration Statement or in the corresponding statements and in the Trust’s prospectus is provided for in Section 1.10 of the Distribution Agreement dated September 30, 2005 and incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 60 (Registration No. 2-75677).

               Second Amended and Restated Administration Agreement.  Indemnification of Registrant’s Administrators for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the Agreement. Any person, even though also an officer, partner, employee or agent of either of the Administrators, who may be or become an officer, director, employee or agent of the Registrant, shall be deemed when rendering services to the Registrant or acting on any business of the Registrant (other than services or business in connection with the Administrator’s duties hereunder) to be rendering such services to or acting solely for the Registrant and not as on officer, partner, employee or agent or one under the control or direction of the Administrators even though paid by either of them as provided for in Section 6 of the Second Amended and Restated Administration Agreement dated January 1, 2006 is incorporated herein by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 60 (Registration No. 2-75677).

               Transfer Agency and Service Agreement.  Indemnification of Registrant’s Transfer Agent is provided for in Section 7 of the Transfer Agency and Service Agreement incorporated herein by reference as Exhibit (13)(b)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169) for any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

(a)        All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

(b)        The Fund’s lack of good faith, negligence or willful misconduct;

(c)        The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund in writing, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers reasonably believed by the Transfer Agent to be authorized by the Fund’s Board of Trustees; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, and signed by the proper person or persons;

(d)        The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

(e)        The negotiation and processing of any checks including without limitation for deposit into the Fund’s demand deposit account maintained by the Transfer Agent, excluding checks not made payable to the order of the Fund, the Fund’s management company, custodian, transfer agent or distributor or the retirement account custodian or trustee for a plan account investing in Shares (such checks are commonly known as “third party checks”) which checks are tendered to the Bank for the purchase of Shares; or

(f)         Upon the Fund’s request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

               Amended and Restated Bookkeeping and Pricing Agreement.  Indemnification of Registrant’s Bookkeeping and Pricing Agent against certain losses is provided for in Section 8 of the Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004, incorporated herein by reference as Exhibit (13)(c)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

               Internet Transactions Indemnification Agreement.  Indemnification from Denver Investment Advisors LLC under Section 2 of the Indemnification Agreement dated as of October 13, 2003 incorporated herein by reference as Exhibit 13(b)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169), to defend and hold harmless each Indemnified Party from and against all damages arising out of or resulting from any Claims against such Indemnified Party related to or arising out of:

            (a)        The use of the transfer agent’s computer and software systems which provides an interface between the Internet and public data network service providers; and

            (b)        Communication of shareholder data and/or transaction requests by Denver Investment Advisors LLC, the Trust, the Trust’s shareholders or transfer agent at any time (including prior to and on and after the date of execution hereof and of any written agreement, if any, with DST Systems, Inc.).

“Indemnified Party” means (i) the Trust; (ii) each current, former and future officer, trustee, beneficial interest holder, employee, agent, attorney, predecessor, successor, representative or affiliate of the Trust, but not Denver Investment Advisors LLC or any of Denver Investment Advisors LLC’s current, former and future officers, trustees, beneficial interest holders, employees, agents, attorneys, predecessors, successors or representatives; (iii) any successor, assign, heir, estate or legal representative of any of the parties described in clauses (i) or (ii); and (iv) any series or portfolio of the Trust.

“Claims” means any and all actions, suits, claims, rights, causes of action, demands, damages, losses, liabilities, expenses, costs, attorneys’ fees or charges of whatever kind or nature, whether contingent or fixed, whether known or unknown, whether suspected or unsuspected, which any person (i) now has or claims to have, (ii) at any time had or claimed to have, or (iii) at any time hereafter may have or claim to have.

“Damages” means any and all costs, liabilities, obligations, losses, claims, expenses, damages or judgments of any kind, including reasonable attorneys’ fees and the fees of accountants and experts.

            Other.  Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. Registrant will not pay an insurance premium for insurance coverage which indemnifies for any act for which Registrant itself cannot indemnify.  Generally, trustees and officers of the Registrant are indemnified under contracts entered into with unaffiliated third parties in the ordinary course of business against losses, claims, damages, liabilities and expenses arising out of negligence or willful misconduct, violation of applicable law, breach of material provisions of such contracts or of representations, warranties or covenants made in such contracts.

            Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.          Exhibits

(1)	(a)

Amended and Restated Declaration of Trust of Registrant dated November 19, 1987 is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(b)

Amendment dated July 16, 1990 to Amended and Restated Declaration of Trust of Registrant dated November 19, 1987 is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(c)

Amendment No. 2 dated November 12, 2003 to Amended and Restated Declaration of Trust dated November 19, 1987 of Registrant is incorporated herein by reference to Exhibit 1(c) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(d)

Amendment No. 3 dated February 19, 2010 to Amended and Restated Declaration of Trust dated November 19, 1987 of Registrant is incorporated herein by reference to exhibit 1(d) to Post-Effective Amendment No. 71 as filed with the Commission on April 30, 2010 (Registration No. 2-75677)

(2)	(a)

Registrant's Amended and Restated Code of Regulations dated October 24, 1995 is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(b)

Amendment No. 1 dated November 15, 2006 to Amended and Restated Code of Regulations dated October 24, 1995 is incorporated herein by reference to Exhibit (b)(2) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(3)		Not applicable.
(4)

Form of Agreement and Plan of Reorganization, is incorporated herein by reference to Exhibit (4) of Registrant's Registration Statement on Form N-14, filed with the Commission on November 23, 2010 (File No. 333-170797).

(5)

See Articles IV, V and VIII of the Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677); Amendment to Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677); and Article II, Article V and Sections 6.1 and 6.4 of Article VI of the Amended and Restated Code of Regulations which is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(6)	(a)

Amended and Restated Advisory Agreement dated November 1, 2000 between Registrant and Denver Investment Advisors LLC relating to Registrant’s MIDCO Growth Fund, Blue Chip Fund, Small-Cap Opportunity Fund, Mid-Cap Value Fund (formerly the Mid-Cap Opportunity Fund), Small-Cap Opportunity Fund (formerly Small-Cap Growth Fund), Select Fund, International Frontier Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit (d) to Post-Effective Amendment No. 53 as filed with the Commission on September 24, 2001 (Registration No. 2-75677).

(b)

Advisory Agreement dated January 15, 2003 between Registrant and Denver Investment Advisors LLC relating to the Sarbanes-Oxley Act of 2002 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 64  as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(c)

Amendment No. 1 dated September 20, 2004 to the Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit 99.6(c) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(d)

Amendment No. 2 dated May 21, 2008 to Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(e)

Fee Waiver Letter Agreement dated April 30, 2010 among Registrant, ALPS Fund Services, Inc. and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit d(5) to Post-Effective Amendment No. 71 as filed with the Commission on April 30, 2010 (Registration No. 2-75677).

	(f)	Fee Waiver Letter Agreement dated November 16, 2010 among Registrant, ALPS Fund Services, Inc., and Denver Investment Advisors LLC, filed herewith.
(7)	(a)

Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. relating to Registrant’s MIDCO Growth Fund, Blue Chip Fund, Flexible Income Fund, Plus Bond Fund, Growth Fund, Small-Cap Opportunity Fund, Colorado Tax-Exempt Fund, Mid-Cap Value Fund, Small-Cap Value Fund, Select Fund and International Frontier Fund is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

(b)

Amendment No. 1 dated May 21, 2008 to the Distribution Agreement dated as of September 30, 2005 between ALPS Distributors, Inc. and Registrant is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(c)

Form of Broker/Dealer Selling Agreement is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(d)

Form of Shareholder Servicing Agreement is incorporated herein by reference to Exhibit (e)(4) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(e)

Anti-Money Laundering Delegation Amendment dated September 30, 2005 to Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(f)

Letter Agreement dated October 1, 2003 between Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (7)(a)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(8)

Westcore Trust Deferred Compensation Plan (as amended and restated effective February 13, 2008) is incorporated herein by reference to Exhibit (f) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(9)	(a)

Custody Agreement dated October 1, 1999 between Registrant and Bank of New York is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 51 as filed with the Commission on July 18, 2000 (Registration No. 2-75677).

(b)

Amendment No. 1 dated December 15, 1999 to Custody Agreement dated October 1, 1999 relating to Registrant’s International Frontier Fund is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 51 as filed with the Commission on July 18, 2000 (Registration No. 2-75677).

(c)

Amendment dated July 2, 2001 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 54 as filed with the Commission on September 25, 2002 (Registration No. 2-75677).

(d)

Amendment and Supplement dated December 15, 2006 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(e)

Amendment No. 3 dated May 21, 2008 to the Custody Agreement dated as of October 1, 1999 between Bank of New York Mellon Corporation and Registrant is incorporated herein by reference to Exhibit (g)(5) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(f)

Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 54 as filed with the Commission on September 25, 2002 (Registration No. 2-75677).

(g)

Amendment No. 1 dated May 21, 2008 to the Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York Mellon Corporation and Registrant is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(h)

Westcore Custody Services fee schedule dated August 19, 2009 is incorporated herein by reference to Exhibit (g)(8) to Post-Effective Amendment No. 71 as filed with the Commission on April 30, 2010 (Registration No. 2-75677).

(i)

Westcore Restricted Securities Pricing Program Services fee schedule is incorporated herein by reference to Exhibit (g)(10) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

10		Rule 18f-3 plan is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).
11

Opinion and Consent of Davis Graham & Stubbs LLP as to the legality of the shares being issued, is incorporated herein by reference to Exhibit (11) of Registrant's Registration Statement on Form N-14 as filed with the Commission on November 23, 2010 (File No. 333-170797).

12

Form of Opinion of Davis Graham & Stubbs LLP as to tax matters, is incorporated herein by reference to Exhibit (12) of Registrant's Registration Statement on Form N-14 as filed with the Commission on November 23, 2010 (File No. 333-170797).

13	(a)	(i)

Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. relating to Registrant’s Colorado Tax-Exempt Fund, Plus Bond Fund (formerly known as the Intermediate-Term Bond Fund), Flexible Income Fund (formerly known as the Long-Term Bond Fund), Growth Fund (formerly known as the Growth and Income Fund and the Equity Income Fund), MIDCO Growth Fund, Blue Chip Fund (formerly known as the Modern Value Equity Fund), Small-Cap Opportunity Fund, Small-Cap Value Fund, Mid-Cap Value Fund (formerly know as the Mid-Cap Opportunity Fund), Select Fund and International Frontier Fund is incorporated herein by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

(ii)

Amendment No. 1 dated February 22, 2006 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(ii) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

(iii)

Addendum dated September 1, 2006 to Second Amended and Restated Administration Agreement dated January 1, 2006 among ALPS Fund Services, Inc., Denver Investment Advisors LLC and Registrant is incorporated herein by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(iv)

Amendment No. 3 dated August 21, 2007 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS  Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(iv) Post-Effective Amendment No. 63 as filed with the Commission on September 27, 2007 (Registration No. 2-75677).

(v)

Amendment No. 4 dated May 21, 2008 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(v) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(vi)

Amendment No. 5 dated October 16, 2008 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Fund Services, Inc. is incorporated by reference to Post-Effective Amendment No. 68 as filed with the Commission on April 30, 2009 (Registration No. 2-75677).

(vii)

Side Letter Agreement dated January 1, 2006 between Denver Investment Advisors LLC and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

	(b)	(i)

Transfer Agency and Service Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(b)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(ii)

Letter Agreement dated October 1, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(b)(ii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(iii)

Addendum dated September 1, 2006 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(iii) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(iv)

Amendment No. 1 dated September 1, 2006 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(iv) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(v)

Amendment No. 2 dated May 21, 2008 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(v) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(vi)

Amendment No. 3 dated December 1, 2009 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to exhibit (h)(2)(vi) to Post-Effective Amendment No. 71 as filed with the Commission on April 30, 2010 (Registration No. 2-75677).

(vii)

Letter Amendment dated October 13, 2003 to the Transfer Agency and Service Agreement between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vi) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(viii)

Letter Amendment dated December 10, 2004 to the Transfer Agency and Service Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vii) to the April 2, 2008 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(ix)

Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(b)(iii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(x)

Indemnification Agreement dated as of October 13, 2003 between Registrant and Denver Investment Advisors LLC regarding Transfer Agent Interactive Client Services Agreement is incorporated herein by reference to Exhibit (13)(b)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(xi)

Amended Fee Schedule to Transfer Agency Service Agreement dated as of February 18, 2004 effective as of October 13, 2004 is incorporated herein by reference to Exhibit (13)(b)(v) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(xii)

Delegation Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(b)(vi) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(xiii)

First Amendment dated October 1, 2004 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vii) to Post Effective Amendment No. 58 as filed with the Commission on July 22, 2005 (Registration No. 2-75677).

(xiv)

Amendment No. 2 dated December 13,  2004 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(viii) to Post-Effective Amendment No. 58 as filed with the Commission on July 22, 2005 (Registration No. 2-75677).

(xv)

Amendment No. 3 dated September 1, 2006 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(x) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(xvi)

Amendment No. 4 dated May 21, 2008 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(xv) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

	(c)	(i)

Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(c)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(ii)

Addendum dated September 1, 2006 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(3)(ii) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(iii)

Amendment No. 2 dated August 21, 2007 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004  between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(3)(iii) to Post-Effective Amendment No. 63 as filed with the Commission on September 27, 2007 (Registration No. 2-75677).

(iv)

Amendment No. 3 dated May 21, 2008 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(3)(iv) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(v)

Amendment No. 5 dated August 20, 2008 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Post-Effective Amendment No 68 as filed with the Commission on April 30, 2009 (Registration No. 2-75677).

(vi)

Amended Fee Schedule dated as of September 20, 2004 and effective as of February 9, 2004 is incorporated herein by reference to Exhibit (13)(c)(ii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(vii)

Delegation Agreement dated February 9, 2004 between ALPS Mutual Funds Services, Inc. and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit 13(c)(iii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

14	Consent of Registered Independent Public Accounting Firm Deloitte & Touche LLP, filed herewith.
15	None.
16	Powers of Attorney, are incorporated herein by reference to Exhibit (16) of Registrant's Registration Statement on Form N-14 as filed with the Commission on November 23, 2010 (File No. 333-170797).
17	(a)	Form of Proxy Card, filed herewith.
	(b)	Additional Proxy Solicitation Material, filed herewith.
(c)

Prospectus of Westcore Blue Chip Fund dated April 30, 2010, is incorporated herein by reference to Westcore Trust Post-Effective Amendment No. 71, as filed with the Commission on April 30, 2010 (Registration No. 2-75677).

(d)

Statement of Additional Information of Westcore Blue Chip Fund dated April 30, 2010, is incorporated herein by reference to Westcore Trust Post-Effective Amendment No. 71, as filed with the Commission on April 30, 2010 (Registration No. 2-75677).

(e)

Financial statements, financial highlights and related report of the independent registered public accounting firm for Westcore Blue Chip Fund for the year ended December 31, 2009 are incorporated herein by reference to Westcore Trust Annual Report to Shareholders, as filed with the Commission on March 9, 2010 (File No. 811-03373)

(f)

Financial statements, financial highlights and related report of the independent registered public accounting firm for Westcore Blue Chip Fund for the period ended June 30, 2010 are incorporated herein by reference to Westcore Trust Semi-Annual Report to Shareholders, as filed with the Commission on September 3, 2010 (File No. 811-03373)

(g)

Financial statements, financial highlights and related report of the independent registered public accounting firm for Blue Chip Value Fund, Inc. for the year ended December 31, 2009 are incorporated herein by reference to Blue Chip Value Fund, Inc. Annual Report to Shareholders, as filed with the Commission on March 5, 2010 (File No. 811-05003)

(h)

Financial statements, financial highlights and related report of the independent registered public accounting firm for Blue Chip Value Fund, Inc. for the period ended June 30, 2010 are incorporated herein by reference to Blue Chip Value Fund, Inc. Semi-Annual Report to Shareholders, as filed with the Commission on September 3, 2010 (File No. 811-05003)

Item 17.          Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file in a post-effective amendment to this registration statement a final tax opinion subsequent to the closing of this transaction.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned in the City of Denver, and the State of Colorado, on the 29th day of December, 2010.

WESTCORE TRUST
Registrant

By: /s/ Todger Anderson
Todger Anderson
President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*/s/ Jack D. Henderson	Chairman of the	December 29, 2010
Jack D. Henderson	Board of Trustees

*/s/ Mary K. Anstine	Trustee	December 29, 2010
Mary K. Anstine

*/s/ John A. DeTore	Trustee	December 29, 2010
John A. DeTore

*/s/ Rick A. Pederson	Trustee	December 29, 2010
Rick A. Pederson

*/s/ James A. Smith	Trustee	December 29, 2010
James A. Smith

*/s/ Douglas M. Sparks	Trustee	December 29, 2010
Douglas M. Sparks

*/s/ Robert L. Stamp	Trustee	December 29, 2010
Robert L. Stamp

*/s/ Janice M. Teague	Trustee	December 29, 2010
Janice M. Teague

/s/ Jasper R. Frontz	Treasurer (Principal	December 29, 2010
Jasper R. Frontz	Financial Officer and
Chief Accounting Officer)
Chief Compliance Officer

/s/ Todger Anderson	President	December 29, 2010
Todger Anderson	(Principal Executive Officer)

*By: /s/ Todger Anderson	Attorney-in-fact	December 29, 2010
Todger Anderson

Exhibit Index

Item No.                                                         Description

6(f)	Fee Waiver Letter Agreement dated November 16, 2010 among Registrant, ALPS Fund Services, Inc. and Denver Investment Advisors LLC.

14	Consent of Registered Independent Public Accounting Firm Deloitte & Touche LLP.

17(a)	Form of Proxy Card

17(b)	Additional Proxy Solicitation Material.